THIS PROSPECTUS contains important information about the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), an open-end investment company which consists of the separate investment portfolios listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Fund shares are offered to individuals and certain grantor trusts. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-231-4252.

The Securities and Exchange Commission maintains a Web Site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Portfolios.

AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              PROSPECTUS

            March 1, 1997


[AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]

BALANCED MILEAGE FUND

GROWTH AND INCOME MILEAGE FUND

INTERNATIONAL EQUITY MILEAGE FUND

LIMITED-TERM INCOME MILEAGE FUND

MONEY MARKET MILEAGE FUND

MUNICIPAL MONEY MARKET MILEAGE FUND

U.S. GOVERNMENT MONEY MARKET MILEAGE FUND

         MANAGED BY
AMR INVESTMENT SERVICES, INC.

The AMERICAN AADVANTAGE BALANCED MILEAGE FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME MILEAGE FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.

The AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET MILEAGE FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET MILEAGE FUND(SM) ("U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market Mileage Fund) (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio", formerly the U.S. Treasury Money Market Portfolio), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.

    TABLE OF FEES AND EXPENSES..............   3
    FINANCIAL HIGHLIGHTS....................   4
    INTRODUCTION............................   6
    INVESTMENT OBJECTIVES, POLICIES AND
      RISKS.................................   6
    INVESTMENT RESTRICTIONS.................  16
    YIELDS AND TOTAL RETURNS................  17
    MANAGEMENT AND ADMINISTRATION OF THE
      MILEAGE TRUST.........................  17
    INVESTMENT ADVISERS.....................  20
    AADVANTAGE(R) MILES.....................  22
    HOW TO PURCHASE SHARES..................  23
    HOW TO REDEEM SHARES....................  24
    EXCHANGE PRIVILEGE......................  25
    VALUATION OF SHARES.....................  26
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAX
      MATTERS...............................  27
    GENERAL INFORMATION.....................  29
    SHAREHOLDER COMMUNICATIONS..............  29

PROSPECTUS

Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objective, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Mileage Trust's Board of Trustees ("Mileage Trust Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):

                                                                                             MONEY                        U.S.
                                                         GROWTH                LIMITED-      MARKET      MUNICIPAL     GOVERNMENT
                                                          AND       INT'L        TERM        FUND -        MONEY         MONEY
                                             BALANCED    INCOME     EQUITY      INCOME      MILEAGE       MARKET         MARKET
                                               FUND       FUND       FUND        FUND        CLASS         FUND           FUND
MANAGEMENT FEES                                0.33%      0.33%      0.48%        0.25%       0.15%        0.15%          0.15%

12B-1 FEES (AFTER WAIVERS)(1)                  0.00       0.00       0.00         0.00        0.25         0.25           0.00

OTHER EXPENSES (AFTER FEE WAIVERS AND
REIMBURSEMENTS)(2)                             0.66       0.66       1.00        0.6 1        0.27         0.27           0.47
                                              -----       ----       ----         ----       -----       ------         ------

TOTAL OPERATING EXPENSES (AFTER FEE WAIVERS
AND REIMBURSEMENTS)(3)                         0.99%      0.99%      1.48%       0.8 6%       0.67%        0.67%          0.62%
                                              =====       ====       ====         ====       =====       ======         ======

(1) Absent fee waivers, "12b-1 Fees" for the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the Limited-Term Income Fund and the U.S. Government Money Market Fund would be .25%. The Mileage Trust anticipates that the 12b-1 fee charged for the current fiscal year will be used to pay for advertising and AAdvantage miles. See "AAdvantage Miles."

(2) "Other Expenses" before fee waivers and reimbursements are estimated to be 2.35% for the Balanced Fund, 1.30% for the Growth and Income Fund, 1.98% for the International Equity Fund, 3.09% for the Limited-Term Income Fund and 0.71% for the U.S. Government Money Market Fund.

(3) "Total Operating Expenses" before fee waivers and reimbursements are estimated to be 2.93% for the Balanced Fund, 1.88% for the Growth and Income Fund, 2.71% for the International Equity Fund, 3.19% for the Limited-Term Income Fund, 0.78% for the Money Market Fund -- Mileage Class, 0.80% for the Municipal Money Market Fund and 1.11% for the U.S. Government Money Market Fund.

    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Mileage Trust Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

---------------

 1 Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

                                                                      PROSPECTUS

EXAMPLES

An investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
BALANCED FUND                                $10              $32              $55              $121

GROWTH AND INCOME FUND                        10               32               55               121

INTERNATIONAL EQUITY FUND                     15               47               81               177

LIMITED-TERM INCOME FUND                       9               27               48               106

MONEY MARKET FUND                              7               21               37                83

MUNICIPAL MONEY MARKET FUND                    7               21               37                83
U.S. GOVERNMENT MONEY MARKET FUND              6               20               35                77

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a shareholder in a Fund. Additional information may be found under "Management and Administration of the Mileage Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

    The financial highlights in the following table have been derived from financial statements of the Mileage Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                    YEAR ENDED OCTOBER 31, 1996
                                   ----------------------------------------------------------------------------------------------
                                                                                                MONEY                     U.S.
                                                      GROWTH                     LIMITED-      MARKET      MUNICIPAL   GOVERNMENT
                                                        AND          INT'L         TERM         FUND-        MONEY       MONEY
                                     BALANCED         INCOME         EQUITY       INCOME       MILEAGE      MARKET       MARKET
                                   FUND(1)(3)(4)   FUND(1)(3)(4)   FUND(1)(3)   FUND(1)(3)   CLASS(1)(2)    FUND(1)     FUND(1)
                                   -------------   -------------   ----------   ----------   -----------   ---------   ----------

NET ASSET VALUE, BEGINNING OF
PERIOD(5).........................    $ 13.97         $ 15.94       $ 13.15       $ 9.83      $   1.00      $  1.00     $  1.00
                                      -------         -------       -------       ------      --------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  NET INVESTMENT INCOME(6)........       0.49            0.34          0.20         0.59          0.05         0.03        0.05
  NET GAINS (LOSSES) ON SECURITIES
    (BOTH REALIZED AND
    UNREALIZED)(6)................       1.65            3.16          2.03       (0.18)            --           --          --
                                      -------         -------       -------       ------      --------      -------     -------
TOTAL FROM INVESTMENT
  OPERATIONS......................       2.14            3.50          2.23         0.41          0.05         0.03        0.05
                                      -------         -------       -------       ------      --------      -------     -------
LESS DISTRIBUTIONS:
  DIVIDENDS FROM NET INVESTMENT
    INCOME........................     (0.10)          (0.09)        (0.07)       (0.59)        (0.05)       (0.03)      (0.05)
  DISTRIBUTIONS FROM NET REALIZED
    GAINS ON SECURITIES...........         --              --            --           --            --           --          --
                                      -------         -------       -------       ------      --------      -------     -------
TOTAL DISTRIBUTIONS...............     (0.10)          (0.09)        (0.07)       (0.59)        (0.05)       (0.03)      (0.05)
                                      -------         -------       -------       ------      --------      -------     -------
NET ASSET VALUE, END OF PERIOD....    $ 16.01         $ 19.35       $ 15.31       $ 9.65      $   1.00      $  1.00     $  1.00
                                      =======         =======       =======       ======      ========      =======     =======
TOTAL RETURN (ANNUALIZED).........      15.97%          22.77%        16.58%        4.55%         5.12%        3.19%       4.98%
                                      =======         =======       =======       ======      ========      =======     =======
RATIOS/SUPPLEMENTAL DATA:
  NET ASSETS, END OF PERIOD (IN
    THOUSANDS)....................    $ 2,495         $ 6,234       $ 3,387       $1,168      $106,709      $28,726     $10,638
  RATIOS TO AVERAGE NET ASSETS
    (ANNUALIZED)(6)(7):
    EXPENSES......................       1.01%           1.00%         1.48%        0.86%         0.67%        0.66%       0.62%
    NET INVESTMENT INCOME.........       3.58%           2.13%         1.63%        6.08%         5.02%        3.14%       4.82%
    PORTFOLIO TURNOVER RATE(8)....         76%             40%           19%         304%           --           --          --
    AVERAGE COMMISSION RATE
      PAID(8).....................    $0.0409         $0.0412       $0.0192           --            --           --          --

(1) The Funds commenced active operations on November 1, 1995. Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Mileage Fund and operated under different investment policies.

(2) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996 and at that time the existing shares of the Fund were designated as Mileage Class shares.

(3) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date and a sale at net asset value on the last day of each period reported.

(4) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund and the Growth and Income Fund on April 1, 1996.

(5) The net asset value per share for the Balanced, Growth and Income, International Equity and Limited-Term Income Funds has been adjusted for a stock split which occurred on November 1, 1995 in the ratio of 1.431690, 1.254705, 1.502913 and 2.034588, respectively.

(6) Per share amounts and ratios reflect income and expenses assuming inclusion of each Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(7) Operating results exclude expenses reimbursed by the Manager. The ratios of expenses to average net assets and of net investment income to average net assets were 2.93% and 1.66%, respectively for the Balanced Fund, 1.88% and 1.25%, respectively for the Growth and Income Fund, 2.71% and 0.40%, respectively for the International Equity Fund, 3.19% and 3.75%, respectively for the Limited-Term Income Fund, 0.78% and 4.91%, respectively for the Money Market Fund -- Mileage Class, 0.80% and 3.00%, respectively for the Municipal Money Market Fund and 1.11% and 4.33%, respectively for the U.S. Government Money Market Fund, for the year ended October 31, 1996.

(8) On November 1, 1995 each Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate and average commission rate paid are those of the corresponding Portfolio.

                                                                      PROSPECTUS

INTRODUCTION

    The Mileage Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on February 22, 1995. The Funds are separate investment portfolios of the Mileage Trust. Each Fund has its own investment objective and distinct investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with advisory and administrative services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. Each Fund, except for the Money Market Fund, currently consists of one class of shares.The Money Market Fund consists of two classes of shares, the Mileage Class, as described in this Prospectus, and the Platinum Class, which is available to customers of certain broker-dealers as an investment for cash balances in their brokerage accounts. The Funds are available to individuals and certain grantor trusts ("Trust Accounts"). For further information or to obtain a Platinum Class prospectus free of charge call (800) 967-9009.

    Although each class of shares of the Money Market Fund is designed to meet the needs of different investors, each class of the Fund shares the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." Based on its value, a share of the Money Market Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Money Market Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager. There is no guarantee that a Fund will achieve its investment objective. See "Investment Advisers."

    Shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

    Each shareholder will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.(2) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in any Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Mileage Trust Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

---------------

 2 American Airlines and AAdvantage are registered trademarks of American
   Airlines, Inc.

PROSPECTUS

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Mileage Trust Board.

AMERICAN AADVANTAGE BALANCED MILEAGE FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated BBB or Baa by any Rating Organization may have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government or its agencies or instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Mileage Fund."

     The Portfolio may also engage in dollar rolls, purchase or sell securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing

                                                                      PROSPECTUS
securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Mileage Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Mileage Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Mileage Fund." The Portfolio also may invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a when-issued and on a forward commitment basis as described in "American AAdvantage Balanced Mileage Fund."

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries other than the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are

PROSPECTUS
deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, or in other investment companies. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Mileage Fund." However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity of a particular country's market and the investment climate for foreign investors. The current foreign countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland, and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are "derivatives," to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also used to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures ("futures"), which are derivatives, for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the

                                                                      PROSPECTUS
futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts are discussed in greater detail in the SAI.

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Fleming") is also an investment adviser to the International Equity Portfolio, however, none of the Portfolio's assets have been allocated to Fleming at this time. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME MILEAGE FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Mileage Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Mileage Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Mileage Fund."

    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as in the case

PROSPECTUS
of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (such as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar-weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Mileage Trust."

                                                                      PROSPECTUS

AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities;
(3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's;
(2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies. The Portfolio also may purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Mileage Fund."

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET MILEAGE FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Mileage Fund"); (3) are guaranteed by one or more municipal bond insurance policies that are noncancelable and issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received

PROSPECTUS
one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio also may invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from regular federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon obligations and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Mileage Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

                                                                      PROSPECTUS

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET MILEAGE FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a when-issued or a forward commitment basis as described under "American AAdvantage Balanced Mileage Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio also may lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for any Portfolio exceeds 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1993 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios who agree that they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the Balanced, Growth and Income, International Equity and Limited-Term Income

PROSPECTUS

Portfolios, no more than 15%) of their respective assets in Section 4(2) securities and other illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in Section 4(2) securities sold and offered under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so.

    The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

    No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Portfolio for the year ended October 31, 1996 was 304%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

    The Manager expects, although it cannot guarantee, that the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and may charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company which invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change

                                                                      PROSPECTUS
in a Portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Mileage Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Mileage Trust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

    The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Mileage Trust Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Mileage Trust Board or with respect to a Portfolio by a vote of a majority of the AMR Trust

PROSPECTUS

Board: no Portfolio may invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements which mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

    From time to time the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from regular federal income tax. Each class of the Money Market Fund has different expenses which will impact the performance of the class.

    Advertised yields for the Balanced Fund, Growth and Income Fund, International Equity Fund and Limited-Term Income Fund (collectively, the "Variable NAV Funds") may be computed by dividing the net investment income per share earned by a Fund during the relevant time period by the maximum offering price per share for that Fund on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of this Fund. The Funds will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE MILEAGE TRUST

    The Mileage Trust Board has general supervisory responsibility over the Mileage Trust's affairs. The Manager serves as investment manager and administrator to the Funds and their corresponding Portfolios pursuant to separate Management Agreements, each dated October 1, 1995, as amended on December 17, 1996, which obligate the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the Funds and their corresponding Portfolios. The Manager, located at 4333 Amon Carter Boulevard, MD5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among one or more investment advisers designated for that Portfolio. See "Investment Advisers." The Manager serves as the sole investment adviser to the Money Market Portfolios and provides investment advisory services with respect to all assets of the Limited-Term Income Portfolio. In addition, with the exception of the International Equity Portfolio, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets

                                                                      PROSPECTUS
allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolio. As of December 31, 1996, the Manager had assets under management (including assets under fiduciary advisory control) totaling approximately $16.0 billion including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the Mileage Trust.

    The Manager provides the Mileage Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

    The Manager bears the expense of providing the above services, and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized fee which is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios,
(2) 0.25% of the net assets of the Limited-Term Income Portfolio, (3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will need to provide only administrative services to the Funds. As compensation for these services, the Manager receives from the Mileage Trust an annualized fee equal to 0.25% of the net assets of each Variable NAV Fund and 0.05% of the net assets of the Money Market Funds. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the Mileage Trust and the AMR Trust are payable quarterly in arrears.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Mileage Trust Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Mileage Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

PROSPECTUS

    A majority of the Independent Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios, each dated October 1, 1995. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Mileage Trust Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

DISTRIBUTION PLAN -- The distribution plan for the Funds (the "Plan") was adopted pursuant to Rule 12b-1 under the 1940 Act and provides that it will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Independent Trustees of the Mileage Trust Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Plan may be terminated with respect to a particular Fund at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees of the Mileage Trust Board or by a vote of a majority of the outstanding voting securities of the applicable Fund. Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust.

    The Plan provides that each Fund will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Mileage Trust Board) for distribution-related services. The fee will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan. The primary expenses expected to be incurred under the Plan are advertising and participation in the AAdvantage program.

                                                                      PROSPECTUS

ALLOCATION OF FUND EXPENSES -- Expenses of the Money Market Fund's Platinum and Mileage Classes generally are allocated equally among the shares of the Fund, regardless of class. However, certain expenses approved by the Mileage Trust Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Funds.

CUSTODIAN AND TRANSFER AGENT -- The transfer agent for the Funds is GOLDMAN, SACHS & CO. ("Goldman"). NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds except for the International Equity Portfolio. THE BANK OF NEW YORK, New York, New York, serves as custodian for the International Equity Portfolio.

INDEPENDENT AUDITOR -- The independent auditor for the Mileage Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

    Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Mileage Trust, the AMR Trust or the Manager.

    William F. Quinn has served as President of the Manager since it was founded in 1986, and Nancy A. Eckl serves as Vice President - Trust Investments of the Manager. Ms. Eckl previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.

    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, Barrow had discretionary investment management authority with respect to approximately $20.5 billion of assets, including approximately $1.5 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.

PROSPECTUS

    BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1996, Brandywine had assets under management totaling approximately $6 billion, including approximately $285 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays Brandywine, for the first $500 million of assets under its discretionary management, an annualized fee equal to
 .25% of assets in the Growth and Income Portfolio and .225% of assets in the Balanced Portfolio, .225% of the next $100 million on all assets, and .20% on all excess assets.

    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, GSB managed approximately $3.2 billion of assets, including approximately $802 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and
 .15% on all excess assets.

    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc., on November 12, 1996. Assets under management as of December 31, 1996 were approximately $10.2 billion, which included approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, Growth and Income Portfolio and International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.

    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1996, including funds managed for its parent company, were approximately $25.9 billion, which included approximately $981 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.

    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom, E14 4QA, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. At September 30, 1996, MSAM, together with its other asset management affiliates, had assets under management (including assets under fiduciary advisory control) totaling approximately $67.1 billion, including approximately $50.2 billion under active management and $16.9 billion as named fiduciary or fiduciary adviser. As of September 30, 1996, MSAM had investment authority over approximately $314 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management,
 .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.

     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean

                                                                      PROSPECTUS

Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1996, Fleming had assets under management totaling approximately $29.0 billion, including approximately $265 million of assets of AMR and its subsidiaries and affiliated entities. Fleming serves as an investment adviser to the International Equity Portfolio, although the Manager does not presently intend to allocate assets from the Portfolio to Fleming. For its services to the International Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and .50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit the Manager with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.

    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1996, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $433.9 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.

    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

AADVANTAGE MILES

    The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

    AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in a Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily

PROSPECTUS
balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was maintained in the Funds. These miles appear on the monthly account statement as well as on subsequent AAdvantage program statements.

    In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

    The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends, Other Distributions and Tax Matters."

    American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to government regulations.

HOW TO PURCHASE SHARES

    Shares are sold on a continuous basis. Purchase orders should be directed to the transfer agent either by mail, by pre-authorized investment or by wire as described here and in the chart below. The minimum initial purchase for each Fund is $10,000, except for accounts opened by employees or retirees of AMR Corporation or one of its subsidiaries ("AMR Related Accounts") for which a $5,000 minimum applies. The Funds have no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Accounts opened through financial intermediaries may be subject to lower or higher minimums. The minimum for subsequent purchases is $250, except for wire purchases for which a $1,000 minimum applies. The Manager reserves the right to waive or change the minimum investment requirements.

    An order to purchase shares of a Variable NAV Fund will be executed at the next share price calculated Monday through Friday on each day on which the New York Stock Exchange (the "Exchange") is open for trading, which excludes the following business holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares of the Variable NAV Funds are offered and purchase orders are accepted until 4:00 p.m. Eastern time on each Business Day. An order to purchase shares of the Money Market Funds will be executed at the Fund's next determined net asset value per share on any day on which the Exchange is open for business except for Martin Luther King's Birthday, Columbus Day and Veteran's Day ("Money Market Business Day") and during which federal funds become available to the Fund. Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time, for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time, and for the Money Market Fund until 3:00 p.m. Eastern time, on each Money Market Business Day. The Mileage Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. "Federal funds" are funds deposited by a commercial bank in an account at a federal reserve bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Money Market Fund through its custodian.

                                                                      PROSPECTUS

HOW TO PURCHASE SHARES

                                                INITIAL                                 SUBSEQUENT
                                              INVESTMENT                                INVESTMENTS
MINIMUM                          $10,000 ($5,000 for AMR Related        $250, except $1,000 for wire transfers
INVESTMENT                       Accounts). Shares purchased through
                                 financial intermediaries may have
                                 lower or higher minimums.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY MAIL              Please make check payable to American  Please make check payable to the applicable
                                 AAdvantage Mileage Funds and mail      American AAdvantage Mileage Funds and
MAIL TO:                         with your application.                 include your account number on the check.
American AAdvantage                                                     Mail to the address printed on your account
Mileage Funds                                                           statement. Include either the detachable
P.O. Box 4580                                                           form from your account statement, the
Chicago, IL 60680-4580                                                  deposit slips provided with your checkbook
                                                                        (if you have a Money Market account and
                                                                        opted for checking) or a letter with the
                                                                        account name and number.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY PRE-AUTHORIZED    Not available.                         Amount is drawn on your bank checking
AUTOMATIC PURCHASE                                                      account and automatically invested on a
Call (800) 231-4252 to                                                  specific day each month.
establish.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY WIRE              An application must precede initial    $1,000 minimum
Call (800) 231-4252 to wire      purchase. Indicate "new" for account
funds.                           number.
------------------------------------------------------------------------------------------------------------------

Federal funds should be wired to: State Street Bank & Trust Co., ABA Routing #0110-0002-8; BNF=GSFG/AC-25652520; Attn: American AAdvantage Mileage Funds-Specific Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Government Money Market Fund) together with the account registration and number. Investors will be responsible for any charges assessed by their bank to handle wire transfers.

OPENING AN ACCOUNT -- A completed and signed application is required for each new account opened, regardless of the method chosen for making an initial investment. If an individual opening an account is not yet a member of the AAdvantage program, he or she automatically will be enrolled and assigned an AAdvantage account number. If assistance is required in filling out the application, or if extra applications are required, call (800) 231-4252.

HOW TO REDEEM SHARES

    Shares of the Variable NAV Funds may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any Business Day. Shares of the Money Market Funds may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Money Market Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    A shareholder's account will be charged $12 for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day or Money Market Business Day, as applicable. However, if making immediate payment could adversely affect a Fund, it may take up to seven days to send payment.

    A minimum of $5,000 is required in order to maintain an account in a Fund. Otherwise, a Fund may give a shareholder 60 days' notice to increase the account balance to this level in order to avoid account closure. If a

PROSPECTUS
shareholder does not increase the account balance to $5,000 within the 60 day period, the Fund is entitled to close the account and mail the proceeds to the address of record.

    To ensure acceptance of a redemption request, please adhere to the following procedures.

REDEEMING BY TELEPHONE -- Shares may be redeemed by telephone if the shareholder's account application reflects that option. Minimum redemption amounts are $100 for check redemptions and $1,000 for wire redemptions. Telephone redemptions in any 30 day period shall not exceed $25,000 without the express written consent of the Mileage Trust. In order to redeem by telephone, investors should call the transfer agent at (800) 231-4252. Redemption proceeds will only be mailed to either the address of record or mailed or wired to a commercial bank account designated on the account application.

    By establishing the telephone redemption service, investors authorize the Funds or their agent to act upon verbal instructions to redeem shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the transfer agent will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, all telephone redemption requests will be recorded and proceeds of telephone redemption requests will only be sent to the address or account designated in the application. Neither the Funds, the Trusts, the Manager, Goldman or their trustees, directors or officers will be liable for any unauthorized or fraudulent redemption instructions received by telephone. If reasonable procedures as described above are not implemented, these parties may be liable for any loss due to unauthorized or fraudulent transactions. Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods. This service may be amended or terminated at any time by the transfer agent or the Mileage Trust without prior notice.

REDEEMING BY CHECK -- If an investor elects on the application, shares of the Money Market Funds may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not returned to shareholders. If copies of drafts are required, a service charge of $2 per check will be assessed to the shareholder.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders can arrange to have a preauthorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding preauthorized automatic redemptions, contact the transfer agent at (800) 231-4252.

REDEEMING BY MAIL -- A letter of instruction may be mailed to Goldman c/o the American AAdvantage Mileage Funds, P.O. Box 4580, Chicago, IL 60680-4580. It should specify the Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Government Money Market Fund), the number of shares or dollar amount to be redeemed, the shareholder's name and account number. The letter of instruction must be signed by all persons required to sign for the account, exactly as it is registered. Redemptions over $25,000, redemption proceeds in any amount sent to an address other than the address of record or to a commercial bank account other than the account designated on the application, or redemptions on an account whose address of record has been changed within thirty days, must be accompanied by a signature guarantee by a financial institution satisfying the standards established by Goldman.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

EXCHANGE PRIVILEGE

    Shares of a Fund which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of another Fund. A minimum exchange of $250 is required into existing accounts. If a shareholder

                                                                      PROSPECTUS
wishes to establish a new account by making an exchange, a $10,000 minimum ($5,000 for AMR Related Accounts) is required.

    Shareholders may exchange shares by sending the Funds a written request or by calling Goldman at (800) 231-4252. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds. In establishing a telephone exchange service, shareholders authorize the Funds or their agent to act upon verbal instructions to exchange shares from any account for which such service is authorized to any identically registered account(s). Goldman will use reasonable procedures specified by the Funds to confirm that such instructions are genuine such as the recording of all telephone exchange requests. If reasonable procedures as described above are implemented, neither the Funds, the Trusts, the Manager, Goldman or their trustees, directors or officers will be liable for any unauthorized or fraudulent instructions.

    The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of exchanges an investor may exercise.

VALUATION OF SHARES

    The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. Except for the Mileage Class of the Money Market Fund, the net asset value of all outstanding shares of a Fund will be determined by computing that Fund's total assets (which is the value of the Fund's investment in its corresponding Portfolio), subtracting all of each Fund's liabilities, and dividing the result by the total number of shares of that Fund outstanding at such time. The net asset value of Mileage Class shares of the Money Market Fund will be based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on the comparative net asset value at the beginning of the day, except for expenses related solely to one class of shares ("Class Expenses"), which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

PROSPECTUS

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS -- Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund will be declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the close of business on the day on which declared. A Fund's net investment income consists of its share of its corresponding Portfolio's dividends and interest (including discount) accrued on its securities, less applicable expenses. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.

    Dividends and other distributions paid on each class of the Money Market Fund's shares are calculated at the same time and in the same manner. All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid monthly, in cash or in Fund shares, on the first day of the following month. The Money Market Fund's net investment income attributable to the Mileage Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities less amortization of premium and estimated share of its expenses of both the Portfolio and the Fund attributable to the Mileage Class. The Money Market Portfolios do not expect to realize net capital gain, and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's shares will be automatically declared and paid in additional shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash, or have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to those shareholders as long-term capital gain, regardless of

                                                                      PROSPECTUS
how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

    Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such tax withheld may either be treated by that Fund as a deduction or if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state or local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of any other Fund (see "Exchange Privileges") generally will have similar tax consequences. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, its share of the Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Funds.

    Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and, for all Funds other than the Money Market Funds, redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Mileage Trust, as well as any tax consequences relating to the receipt of AAdvantage Miles. For further tax information, see the SAI.

PROSPECTUS

GENERAL INFORMATION

    Each Fund's shares can be issued in an unlimited number. The Money Market Fund consists of two classes of shares and all other Funds consist of one class of shares. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Mileage Trust vote on matters affecting it as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Mileage Trust are nontransferable. Each series in the Mileage Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Mileage Trust, however, will vote together to elect Trustees of the Mileage Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Mileage Trust Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Mileage Trust is not obligated to conduct annual shareholder meetings. However, the Mileage Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Mileage Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

     As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:

AMERICAN AADVANTAGE LIMITED-TERM INCOME MILEAGE FUND
     Bonnie Stern                                             52%

SHAREHOLDER COMMUNICATIONS

    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Mileage Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD5645, Dallas/Fort Worth Airport, Texas 75261-9003 or by calling (800) 388-3344.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class is a registered service mark and Platinum Class, American AAdvantage Balanced Mileage Fund, American AAdvantage Growth and Income Mileage Fund, American AAdvantage International Equity Mileage Fund, American AAdvantage Limited-Term Income Mileage Fund, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Mileage Fund and American AAdvantage U.S. Government Money Market Mileage Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                   American Advantage Mileage Funds(SM) Logo

                                 P.O. BOX 4580
                          CHICAGO, ILLINOIS 60680-4580
                                 (800) 388-3344

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust") and the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), each an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-967-9009. For further information on the Funds, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [AMERICAN AADVANTAGE LOGO]
                           [AMERICAN AADV FUNDS LOGO]


Money Market Fund

Municipal Money Market Fund

U.S. Government Money Market Fund

Money Market Mileage Fund

The AMERICAN AADVANTAGE MONEY MARKET FUNDSM ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUNDSM ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUNDSM("U.S. Government Money Market Fund" formerly, the American AAdvantage U.S. Treasury Money Market Fund) (collectively, "AAdvantage Funds") and the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUNDSM ("Mileage Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00. The Money Market Fund and the Mileage Fund seek their investment objective by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Fund seeks its investment objective by investing all of its investable assets in the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio" formerly, the U.S. Treasury Money Market Portfolio), (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.

    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." An AAdvantage Fund or the Mileage Fund may withdraw its investment in a corresponding Portfolio at any time if the applicable Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

    TABLE OF FEES AND EXPENSES......................   3
    FINANCIAL HIGHLIGHTS............................   4
    INTRODUCTION....................................   7
    INVESTMENT OBJECTIVES, POLICIES AND RISKS.......   8
    INVESTMENT RESTRICTIONS.........................  16
    YIELDS AND TOTAL RETURNS........................  17
    MANAGEMENT AND ADMINISTRATION OF THE TRUSTS.....  17
    AADVANTAGE(R) MILES.............................  20
    HOW TO PURCHASE SHARES..........................  21
    HOW TO REDEEM SHARES............................  22
    VALUATION OF SHARES.............................  24
    DIVIDENDS AND TAX MATTERS.......................  24
    GENERAL INFORMATION.............................  26
    SHAREHOLDER COMMUNICATIONS......................  27

---------------
(1) "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                      MUNICIPAL      U.S. GOVERNMENT       MONEY
                                        MONEY           MONEY             MONEY           MARKET
                                        MARKET         MARKET            MARKET           MILEAGE
                                         FUND           FUND              FUND             FUND
Management Fees                          0.15%          0.15%             0.15%            0.15%

12b-1 Fees                               0.25%          0.25%             0.25%            0.25%(1)

Other Expenses                           0.53%          0.65%             0.60%            0.69%
                                         ----         ------         ---------            -----

Total Operating Expenses                 0.93%          1.05%             1.00%            1.09%
                                         ====         ======         =========            =====

(1) The Mileage Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles." The Manager anticipates waiving a portion of the 12b-1 fees of the Mileage Fund.

    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                            1              3              5              10
                                                           YEAR          YEARS          YEARS          YEARS
Money Market Fund                                            9             30             51             114

Municipal Money Market Fund                                 11             33             58             128

U.S. Government Money Market Fund                           10             32             55             122
Money Market Mileage Fund                                   11             35             60             133

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trusts."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables for the AAdvantage Funds and the Mileage Fund have been derived from financial statements of the AAdvantage Trust and the Mileage Trust, respectively. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the AAdvantage Trust and the Mileage Trust incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         MONEY MARKET FUND
                                      ----------------------------------------------------------------------------------------
                                      PLATINUM
                                       CLASS                                   INSTITUTIONAL CLASS
                                      --------     ---------------------------------------------------------------------------
                                       PERIOD
                                       ENDED                                 YEAR ENDED OCTOBER 31,
                                      OCT. 31,     ---------------------------------------------------------------------------
                                      1996(1)         1996           1995       1994(2)        1993         1992        1991
                                      ----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                          ----          -----          -----        -----        -----        -----       ----
Net investment income                     0.05(3)        0.05(3)        0.06         0.04         0.03         0.04       0.07
Less dividends from net investment
 income                                  (0.05)         (0.05)         (0.06)       (0.04)       (0.03)       (0.04)     (0.07)
                                          ----          -----          -----        -----        -----        -----       ----
Net asset value, end of period        $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                          ====          =====          =====        =====        =====        =====       ====
Total return (annualized)                 4.85%(4)       5.57%          5.96%        3.85%        3.31%        4.41%      7.18%
                                          ====          =====          =====        =====        =====        =====       ====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $119,981     $1,406,939     $1,206,041   $1,893,144   $2,882,947   $2,223,829   $715,280
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.94%(3)       0.24%(3)       0.23%        0.21%        0.23%        0.26%      0.24%
  Net investment income                   4.63%(3)       5.41%(3)       5.79%        3.63%        3.23%        4.06%      6.93%

                                                  MONEY MARKET FUND
                                      -----------------------------------------

                                                 INSTITUTIONAL CLASS
                                      -----------------------------------------
                                                                        PERIOD
                                          YEAR ENDED OCTOBER 31,        ENDED
                                      ------------------------------   OCT. 31,
                                        1990       1989       1988     1987(1)
                                      -----------------------------------------
Net asset value,
beginning of period                   $   1.00   $   1.00   $   1.00    $  1.00
                                          ----       ----       ----       ----
Net investment income                     0.08       0.09       0.08       0.01
Less dividends from net investment
 income                                  (0.08)     (0.09)     (0.08)     (0.01)
                                          ----       ----       ----       ----
Net asset value, end of period        $   1.00   $   1.00   $   1.00    $  1.00
                                          ====       ====       ====       ====
Total return (annualized)                 8.50%      9.45%      7.54%      6.70%
                                          ====       ====       ====       ====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $745,405   $385,916   $330,230    $71,660
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.20%      0.22%      0.28%      0.48%
  Net investment income                   8.19%      9.11%      7.54%      6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(6) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            MUNICIPAL MONEY MARKET FUND                           U.S. GOVERNMENT MONEY MARKET FUND
                     ------------------------------------------   -----------------------------------------------------------------
                     PLATINUM                                     PLATINUM
                      CLASS            INSTITUTIONAL CLASS         CLASS
                     --------     -----------------------------   --------                INSTITUTIONAL CLASS
                      PERIOD          YEAR ENDED        PERIOD     PERIOD      -----------------------------------------    PERIOD
                      ENDED            OCT. 31,         ENDED      ENDED                YEAR ENDED OCTOBER 31,              ENDED
                     OCT. 31,     ------------------   OCT. 31,   OCT. 31,     -----------------------------------------   OCT. 31,
                     1996(1)       1996       1995     1994(1)    1996(1)       1996         1995     1994(2)     1993     1992(1)
                     ------------------------------------------   -----------------------------------------------------------------
Net asset value,
beginning of period  $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $   1.00   $  1.00   $   1.00    $  1.00
                       -----        ----      -----     ------        ----        ----         ----     -----      -----      -----
Net investment
income                  0.03(3)     0.04(3)    0.04       0.02        0.04(3)     0.05(3)      0.06      0.04       0.03       0.02
Less dividends from
net investment
income                 (0.03)      (0.04)     (0.04)     (0.02)      (0.04)      (0.05)       (0.06)    (0.04)     (0.03)     (0.02)
                       -----        ----      -----     ------        ----        ----         ----     -----      -----      -----
Net asset value, end
of period            $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $   1.00   $  1.00   $   1.00    $  1.00
                       =====        ====      =====     ======        ====        ====         ====     =====      =====      =====
Total return
(annualized)            2.88%(4)    3.59%      3.75%      2.44%       4.58%(4)    5.29%        5.67%     3.70%      3.07%      3.61%
                       =====        ====      =====     ======        ====        ====         ====     =====      =====      =====
Ratios/supplemental
data:
 Net assets, end of
  period (in
  thousands)         $49,862      $    6     $    7     $9,736     $52,153     $25,595     $ 47,184   $67,607   $136,813    $91,453
 Ratios to average
  net assets
 (annualized)(5)(6):
  Expenses              0.97%(3)    0.27%(3)   0.35%      0.30%       1.00%(3)    0.32%(3)     0.32%     0.25%      0.23%   0.27%(7)
  Net investment
   income               2.72%(3)    3.49%(3)   3.70%      2.38%       4.35%(3)    5.16%(3)     5.49%     3.44%      2.96%   3.46%(7)

(1) The Municipal Money Market Fund commenced active operations on November 10, 1993. Prior to March 1, 1997 the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies. The American AAdvantage U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) Operating results of the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets of the Institutional Class would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994; 0.55% and 3.50%, respectively, for the year ended October 31, 1995, and 0.33% and 3.43%, respectively for the year ended October 31, 1996. The ratio of expenses and net investment income to average net assets of the Platinum Class would have been 1.02% and 2.67%, respectively for the period ended October 31, 1996.

(6) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(7) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       MONEY MARKET MILEAGE FUND
                                              --------------------------------------------
                                                 PLATINUM CLASS          MILEAGE CLASS
                                              --------------------    --------------------
                                                  PERIOD ENDED             YEAR ENDED
                                              OCTOBER 31, 1996(1)       OCTOBER 31, 1996
                                              --------------------    --------------------
Net asset value, beginning of period                $  1.00                 $   1.00
                                                     ------                  -------
Net investment income                                  0.03                     0.05
Less dividends from net investment income             (0.03)                  (0.05)
                                                     ------                  -------
Net asset value, end of period                      $  1.00                 $   1.00
                                                     ======                  =======
Total return (annualized)                              4.78%(2)                 5.12%
                                                     ======                  =======
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                                  $15,429                 $106,709
  Ratios to average net assets
    (annualized)(3)(4):
    Expenses                                           1.09%                    0.67%
    Net investment income                              4.48%                    5.02%

(1) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.

(2) Total return for the Platinum Class for the period ended October 31, 1996, reflects Mileage Class returns from November 1, 1995 through January 27, 1996 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(3) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively for the Platinum Class for the period ended October 31, 1996 and 0.78% and 4.91%, respectively for the Mileage Class for the year ended October 31, 1996.

PROSPECTUS

INTRODUCTION

The AAdvantage Trust and the Mileage Trust are open-end, diversified management investment companies, organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. The AAdvantage Funds are three of the several investment portfolios of the AAdvantage Trust and the Mileage Fund is a separate investment portfolio of the Mileage Trust. Each Fund has the same investment objective but may have different investment policies. Each Fund invests all of its investable assets in a corresponding Portfolio of the AMR Trust with an identical investment objective. Each AAdvantage Fund has multiple classes, including: the "Platinum Class," for customers of certain broker-dealers; the "Institutional Class," primarily for institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class," for all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. The Money Market Mileage Fund currently consists of two classes of shares: the "Platinum Class," as described above; and the "Mileage Class," which is available directly to individuals and certain grantor trusts. Qualified retirement plans are not eligible investors in the Money Market Mileage Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (800) 967-9009 or write to P.O. Box 619003, MD 5645, Dallas/Ft. Worth Airport, Texas 75261.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The Manager provides the Funds and their corresponding Portfolios with investment advisory and administrative services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

                                                                      PROSPECTUS

     Each shareholder in the Mileage Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles. (2) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the applicable Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the applicable Board.

INVESTMENT OBJECTIVE OF THE FUNDS -- The investment objective of each of the Funds is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve this objective by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.

---------------

(2) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

PROSPECTUS

AMERICAN AADVANTAGE MONEY MARKET FUND AND AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Funds' corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set

                                                                      PROSPECTUS
forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the

PROSPECTUS
highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a when-issued and on a forward commitment basis as described under "American AAdvantage Money Market Fund" and "American AAdvantage Money Market Mileage Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result,

                                                                      PROSPECTUS
the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

PROSPECTUS

SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities,

                                                                      PROSPECTUS
thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

    The Manager expects, although it cannot guarantee, that the AAdvantage Trust and the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

PROSPECTUS

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the AAdvantage Trust, the MileageTrust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

                                                                      PROSPECTUS

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and its respective Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of its respective Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

PROSPECTUS

YIELDS AND TOTAL RETURNS

From time to time each class of the Funds may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS

FUND MANAGEMENT AGREEMENT -- The AAdvantage Trust's Board and the Mileage Trust's Board have general supervisory responsibility over their respective Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the AAdvantage Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on December 17, 1996, together with the Administrative Services Agreement described below. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Mileage Trust pursuant to a Management Agreement, dated October 1, 1995 as amended December 17, 1996. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, as amended December 17, 1996, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager,

                                                                      PROSPECTUS
located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion, including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds or the American AAdvantage Mileage Funds.

    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by a securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio.

    The Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the AAdvantage Trust or the Mileage Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund

PROSPECTUS
shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the AAdvantage Trust, the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The AAdvantage Trust and the Mileage Trust are each responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the AAdvantage Trust or the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into separate Administrative Services Plans with the AAdvantage Trust and the Mileage Trust which obligate the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the AAdvantage Funds and the Mileage Fund, respectively. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The AAdvantage Trust and the Mileage Trust have each adopted a Platinum Class distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the applicable Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the applicable Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plans may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plans provide that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable

                                                                      PROSPECTUS

Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plans. The Plans authorize AMR, or any other entity approved by the applicable Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Mileage Fund's Plan authorizes expenses incurred in connection with participation in the AAdvantage program.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the applicable Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the AAdvantage Trust and the Mileage Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Mileage Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage

PROSPECTUS
would be 417 miles that month and every month the $50,000 investment was maintained in the Mileage Fund. These miles appear on subsequent AAdvantage program statements.

     In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of the Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES

Platinum Class shares are sold on a continuous basis at net asset value through selected financial services firms. The Platinum Class has established a minimum initial investment of $1,000 and $100 minimum for subsequent investments, but these minimums may be changed at any time at the AAdvantage Trust's or the Mileage Trust's discretion.

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund, and the Mileage Fund until 3:00 p.m. Eastern time Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares are offered and orders are accepted for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time on each Business Day and for the Municipal Money Market Fund until 12:00

                                                                      PROSPECTUS
p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The AAdvantage Trust and the Mileage Trust reserve the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the

PROSPECTUS
applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.

    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

                                                                      PROSPECTUS

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of Platinum Class Shares of the Funds will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider

PROSPECTUS
whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

                                                                      PROSPECTUS

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The Mileage Fund's notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Fund. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the AAdvantage Trust or the Mileage Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION

The AAdvantage Trust currently is comprised of nine separate investment portfolios and the Mileage Trust currently is comprised of seven separate investment portfolios. Each AAdvantage Fund included in this Prospectus is comprised of three classes of shares. The Mileage Fund is comprised of two classes of shares. Shares of each AAdvantage Fund and each Mileage Fund can be issued in an unlimited number. Each AAdvantage Fund and Mileage Fund share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the AAdvantage Trust and the Mileage Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased

PROSPECTUS
expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As Massachusetts business trusts, the AAdvantage Trust and the Mileage Trust are not obligated to conduct annual shareholder meetings. However, the Trusts will hold special shareholder meetings whenever required to do so under the federal securities laws or their Declarations of Trust or By-Laws. Trustees of either Trust can be removed by a shareholder vote at special shareholder meetings.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark and American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class, American AAdvantage Money Market Fund and PlanAhead Class are registered service marks and Platinum Class, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                             [AMR AADV FUNDS LOGO]

                                P.O. BOX 619003
                        DALLAS/FORT WORTH AIRPORT, TEXAS
                                   75261-9003
                                 (800) 967-9009

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust") and the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), each an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-973-7977. For further information on the Funds, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

                                  PROSPECTUS

                                MARCH 1, 1997


                           [AMERICAN AADVANTAGE LOGO]

                            - PLATINUM CLASS(SM) -


                          AMERICAN                  AMERICAN
                         AADVANTAGE                AADVANTAGE
                          FUNDS(R)                  MILEAGE
                                                   FUNDS(SM)

                     MONEY MARKET FUND            MONEY MARKET
                                                  MILEAGE FUND
                      MUNICIPAL MONEY
                        MARKET FUND

                   U.S. GOVERNMENT MONEY
                        MARKET FUND



                               Available through
                          [SOUTHWEST SECURITIES LOGO]

                             ----------------------

The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(SM)("U.S. Government Money Market Fund" formerly, the American AAdvantage U.S. Treasury Money Market Fund) (collectively, "AAdvantage Funds") and the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND(SM) ("Mileage Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00. The Money Market Fund and the Mileage Fund seek their investment objective by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Fund seeks its investment objective by investing all of its investable assets in the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio" formerly, the U.S. Treasury Money Market Portfolio), (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.

    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." An AAdvantage Fund or the Mileage Fund may withdraw its investment in a corresponding Portfolio at any time if the applicable Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

    TABLE OF FEES AND EXPENSES......................   3
    FINANCIAL HIGHLIGHTS............................   4
    INTRODUCTION....................................   7
    INVESTMENT OBJECTIVES, POLICIES AND RISKS.......   8
    INVESTMENT RESTRICTIONS.........................  16
    YIELDS AND TOTAL RETURNS........................  17
    MANAGEMENT AND ADMINISTRATION OF THE TRUSTS.....  17
    AADVANTAGE(R) MILES.............................  20
    HOW TO PURCHASE SHARES..........................  21
    HOW TO REDEEM SHARES............................  22
    VALUATION OF SHARES.............................  24
    DIVIDENDS AND TAX MATTERS.......................  24
    GENERAL INFORMATION.............................  26
    SHAREHOLDER COMMUNICATIONS......................  27

---------------
(1) "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                      MUNICIPAL      U.S. GOVERNMENT       MONEY
                                        MONEY           MONEY             MONEY           MARKET
                                        MARKET         MARKET            MARKET           MILEAGE
                                         FUND           FUND              FUND             FUND
Management Fees                          0.15%          0.15%             0.15%            0.15%

12b-1 Fees                               0.25%          0.25%             0.25%            0.25%(1)

Other Expenses                           0.53%          0.65%             0.60%            0.69%
                                         ----           ----              ----             ----

Total Operating Expenses                 0.93%          1.05%             1.00%            1.09%
                                         ====           ====              ====             ====

(1) The Mileage Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles." The Manager anticipates waiving a portion of the 12b-1 fees of the Mileage Fund.

    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                            1              3              5              10
                                                           YEAR          YEARS          YEARS          YEARS
Money Market Fund                                            9             30             51             114

Municipal Money Market Fund                                 11             33             58             128

U.S. Government Money Market Fund                           10             32             55             122

Money Market Mileage Fund                                   11             35             60             133

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trusts."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables for the AAdvantage Funds and the Mileage Fund have been derived from financial statements of the AAdvantage Trust and the Mileage Trust, respectively. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the AAdvantage Trust and the Mileage Trust incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         MONEY MARKET FUND
                                      ----------------------------------------------------------------------------------------
                                      PLATINUM
                                       CLASS                                   INSTITUTIONAL CLASS
                                      --------     ---------------------------------------------------------------------------
                                       PERIOD
                                       ENDED                                 YEAR ENDED OCTOBER 31,
                                      OCT. 31,     ---------------------------------------------------------------------------
                                      1996(1)         1996           1995       1994(2)        1993         1992        1991
                                      ----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                      --------     ----------     ----------   ----------   ----------   ----------   --------
Net investment income                     0.05(3)        0.05(3)        0.06         0.04         0.03         0.04       0.07
Less dividends from net investment
 income                                  (0.05)         (0.05)         (0.06)       (0.04)       (0.03)       (0.04)     (0.07)
                                      --------     ----------     ----------   ----------   ----------   ----------   --------
Net asset value, end of period        $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                      ========     ==========     ==========   ==========   ==========   ==========   ========
Total return (annualized)                 4.85%(4)       5.57%          5.96%        3.85%        3.31%        4.41%      7.18%
                                      ========     ==========     ==========   ==========   ==========   ==========   ========
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $119,981     $1,406,939     $1,206,041   $1,893,144   $2,882,947   $2,223,829   $715,280
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.94%(3)       0.24%(3)       0.23%        0.21%        0.23%        0.26%      0.24%
  Net investment income                   4.63%(3)       5.41%(3)       5.79%        3.63%        3.23%        4.06%      6.93%

                                                  MONEY MARKET FUND
                                      -----------------------------------------
                                                 INSTITUTIONAL CLASS
                                      -----------------------------------------
                                                                        PERIOD
                                          YEAR ENDED OCTOBER 31,        ENDED
                                      ------------------------------   OCT. 31,
                                        1990       1989       1988     1987(1)
                                      -----------------------------------------
Net asset value,
beginning of period                   $   1.00   $   1.00   $   1.00    $  1.00
                                      --------   --------   --------    -------
Net investment income                     0.08       0.09       0.08       0.01
Less dividends from net investment
 income                                  (0.08)     (0.09)     (0.08)     (0.01)
                                      --------   --------   --------    -------
Net asset value, end of period        $   1.00   $   1.00   $   1.00    $  1.00
                                      ========   ========   ========    =======
Total return (annualized)                 8.50%      9.45%      7.54%      6.70%
                                      ========   ========   ========    =======
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $745,405   $385,916   $330,230    $71,660
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.20%      0.22%      0.28%      0.48%
  Net investment income                   8.19%      9.11%      7.54%      6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(6) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            MUNICIPAL MONEY MARKET FUND                           U.S. GOVERNMENT MONEY MARKET FUND
                     ------------------------------------------   -----------------------------------------------------------------
                     PLATINUM                                     PLATINUM
                      CLASS            INSTITUTIONAL CLASS         CLASS
                     --------     -----------------------------   --------                INSTITUTIONAL CLASS
                      PERIOD          YEAR ENDED        PERIOD     PERIOD      -----------------------------------------    PERIOD
                      ENDED            OCT. 31,         ENDED      ENDED                YEAR ENDED OCTOBER 31,              ENDED
                     OCT. 31,     ------------------   OCT. 31,   OCT. 31,     -----------------------------------------   OCT. 31,
                     1996(1)       1996       1995     1994(1)    1996(1)       1996         1995     1994(2)     1993     1992(1)
                     ------------------------------------------   -----------------------------------------------------------------
Net asset value,
beginning of period  $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $  1.00   $  1.00   $  1.00    $ 1.00
                      ------         ---       ----      -----       -----       -----       -----     -----     -----     -----
Net investment
income                  0.03(3)     0.04(3)    0.04       0.02        0.04(3)     0.05(3)     0.06      0.04      0.03      0.02
Less dividends from
net investment
income                 (0.03)      (0.04)     (0.04)     (0.02)      (0.04)      (0.05)      (0.06)    (0.04)    (0.03)    (0.02)
                      ------         ---       ----      -----       -----       -----       -----     -----     -----     -----
Net asset value, end
of period            $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $  1.00   $  1.00   $  1.00    $ 1.00
                      ======         ===       ====      =====       =====       =====       =====     =====     =====     =====
Total return
(annualized)            2.88%(4)    3.59%      3.75%      2.44%       4.58%(4)    5.29%       5.67%     3.70%     3.07%     3.61%
                      ======         ===       ====      =====       =====       =====       =====     =====     =====     =====
Ratios/supplemental
data:
 Net assets, end of
  period (in
  thousands)         $49,862      $    6     $    7     $9,736     $52,153     $25,595     $47,184   $67,607  $136,813   $91,453
 Ratios to average
  net assets
 (annualized)(5)(6):
  Expenses              0.97%(3)    0.27%(3)   0.35%      0.30%       1.00%(3)    0.32%(3)    0.32%     0.25%     0.23%     0.27%(7)
  Net investment
   income               2.72%(3)    3.49%(3)   3.70%      2.38%       4.35%(3)    5.16%(3)    5.49%     3.44%     2.96%     3.46%(7)

(1) The Municipal Money Market Fund commenced active operations on November 10, 1993. Prior to March 1, 1997 the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies. The American AAdvantage U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) Operating results of the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets of the Institutional Class would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994; 0.55% and 3.50%, respectively, for the year ended October 31, 1995, and 0.33% and 3.43%, respectively for the year ended October 31, 1996. The ratio of expenses and net investment income to average net assets of the Platinum Class would have been 1.02% and 2.67%, respectively for the period ended October 31, 1996.

(6) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(7) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       MONEY MARKET MILEAGE FUND
                                              --------------------------------------------
                                                 PLATINUM CLASS          MILEAGE CLASS
                                              --------------------    --------------------
                                                  PERIOD ENDED             YEAR ENDED
                                              OCTOBER 31, 1996(1)       OCTOBER 31, 1996
                                              --------------------    --------------------
Net asset value, beginning of period                $  1.00                 $   1.00
                                                    -------                 --------
Net investment income                                  0.03                     0.05
Less dividends from net investment income             (0.03)                  (0.05)
                                                    -------                 --------
Net asset value, end of period                      $  1.00                 $   1.00
                                                    =======                 ========
Total return (annualized)                              4.78%(2)                 5.12%
                                                    =======                 ========
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                                  $15,429                 $106,709
  Ratios to average net assets
    (annualized)(3)(4):
    Expenses                                           1.09%                    0.67%
    Net investment income                              4.48%                    5.02%

(1) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.

(2) Total return for the Platinum Class for the period ended October 31, 1996, reflects Mileage Class returns from November 1, 1995 through January 27, 1996 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(3) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively for the Platinum Class for the period ended October 31, 1996 and 0.78% and 4.91%, respectively for the Mileage Class for the year ended October 31, 1996.

PROSPECTUS

INTRODUCTION

The AAdvantage Trust and the Mileage Trust are open-end, diversified management investment companies, organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. The AAdvantage Funds are three of the several investment portfolios of the AAdvantage Trust and the Mileage Fund is a separate investment portfolio of the Mileage Trust. Each Fund has the same investment objective but may have different investment policies. Each Fund invests all of its investable assets in a corresponding Portfolio of the AMR Trust with an identical investment objective. Each AAdvantage Fund has multiple classes, including: the "Platinum Class," for customers of certain broker-dealers; the "Institutional Class," primarily for institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class," for all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. The Money Market Mileage Fund currently consists of two classes of shares: the "Platinum Class," as described above; and the "Mileage Class," which is available directly to individuals and certain grantor trusts. Qualified retirement plans are not eligible investors in the Money Market Mileage Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (800) 967-9009 or write to P.O. Box 619003, MD 5645, Dallas/Ft. Worth Airport, Texas 75261.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The Manager provides the Funds and their corresponding Portfolios with investment advisory and administrative services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

                                                                      PROSPECTUS

     Each shareholder in the Mileage Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.(2) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the applicable Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the applicable Board.

INVESTMENT OBJECTIVE OF THE FUNDS -- The investment objective of each of the Funds is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve this objective by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.

---------------

(2) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

PROSPECTUS

AMERICAN AADVANTAGE MONEY MARKET FUND AND AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Funds' corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set

                                                                      PROSPECTUS
forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the

PROSPECTUS
highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a when-issued and on a forward commitment basis as described under "American AAdvantage Money Market Fund" and "American AAdvantage Money Market Mileage Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result,

                                                                      PROSPECTUS
the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

PROSPECTUS

SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities,

                                                                      PROSPECTUS
thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

    The Manager expects, although it cannot guarantee, that the AAdvantage Trust and the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

PROSPECTUS

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the AAdvantage Trust, the MileageTrust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

                                                                      PROSPECTUS

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and its respective Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of its respective Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

PROSPECTUS

YIELDS AND TOTAL RETURNS

From time to time each class of the Funds may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS

FUND MANAGEMENT AGREEMENT -- The AAdvantage Trust's Board and the Mileage Trust's Board have general supervisory responsibility over their respective Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the AAdvantage Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on December 17, 1996, together with the Administrative Services Agreement described below. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Mileage Trust pursuant to a Management Agreement, dated October 1, 1995 as amended December 17, 1996. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, as amended December 17, 1996, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager,

                                                                      PROSPECTUS
located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion, including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds or the American AAdvantage Mileage Funds.

    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by a securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio.

    The Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the AAdvantage Trust or the Mileage Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund

PROSPECTUS
shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the AAdvantage Trust, the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The AAdvantage Trust and the Mileage Trust are each responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the AAdvantage Trust or the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into separate Administrative Services Plans with the AAdvantage Trust and the Mileage Trust which obligate the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the AAdvantage Funds and the Mileage Fund, respectively. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The AAdvantage Trust and the Mileage Trust have each adopted a Platinum Class distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the applicable Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the applicable Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plans may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plans provide that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable

                                                                      PROSPECTUS

Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plans. The Plans authorize AMR, or any other entity approved by the applicable Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Mileage Fund's Plan authorizes expenses incurred in connection with participation in the AAdvantage program.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the applicable Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the AAdvantage Trust and the Mileage Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Mileage Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage

PROSPECTUS
would be 417 miles that month and every month the $50,000 investment was maintained in the Mileage Fund. These miles appear on subsequent AAdvantage program statements.

     In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of the Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES

Platinum Class shares are sold on a continuous basis at net asset value through selected financial services firms. The Platinum Class has established a minimum initial investment of $1,000 and $100 minimum for subsequent investments, but these minimums may be changed at any time at the AAdvantage Trust's or the Mileage Trust's discretion.

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund, and the Mileage Fund until 3:00 p.m. Eastern time Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares are offered and orders are accepted for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time on each Business Day and for the Municipal Money Market Fund until 12:00

                                                                      PROSPECTUS
p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The AAdvantage Trust and the Mileage Trust reserve the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the

PROSPECTUS
applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.

    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

                                                                      PROSPECTUS

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of Platinum Class Shares of the Funds will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider

PROSPECTUS
whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

                                                                      PROSPECTUS

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The Mileage Fund's notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Fund. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the AAdvantage Trust or the Mileage Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION

The AAdvantage Trust currently is comprised of nine separate investment portfolios and the Mileage Trust currently is comprised of seven separate investment portfolios. Each AAdvantage Fund included in this Prospectus is comprised of three classes of shares. The Mileage Fund is comprised of two classes of shares. Shares of each AAdvantage Fund and each Mileage Fund can be issued in an unlimited number. Each AAdvantage Fund and Mileage Fund share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the AAdvantage Trust and the Mileage Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased

PROSPECTUS
expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As Massachusetts business trusts, the AAdvantage Trust and the Mileage Trust are not obligated to conduct annual shareholder meetings. However, the Trusts will hold special shareholder meetings whenever required to do so under the federal securities laws or their Declarations of Trust or By-Laws. Trustees of either Trust can be removed by a shareholder vote at special shareholder meetings.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark and American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class, American AAdvantage Money Market Fund and PlanAhead Class are registered service marks and Platinum Class, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                   AMERICAN              AMERICAN
                  AADVANTAGE            AADVANTAGE
                   FUNDS(R)              MILEAGE
                                        FUNDS(SM)

              MONEY MARKET FUND        MONEY MARKET
                                      MILEAGE FUNDS
               MUNICIPAL MONEY
                 MARKET FUND

            U.S. GOVERNMENT MONEY
                 MARKET FUND


                                P.O. BOX 619003
                        DALLAS/FORT WORTH AIRPORT, TEXAS
                                   75261-9003




                               Available through

                          [SOUTHWEST SECURITIES LOGO]

                          1201 Elm Street, Suite 3500
                                 Dallas, Texas
                                     75270

                                 (800) 973-7977

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust") and the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), each an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 1-888-414-2500. For further information on the Funds, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ---------------------
                                  PROSPECTUS

                                MARCH 1, 1997

                         [AMERICAN AADVANTAGE LOGO]

                            - PLATINUM CLASS(SM) -


                       AMERICAN                    AMERICAN
                      AADVANTAGE                  AADVANTAGE
                       FUNDS(R)                    MILEAGE
                                                  FUNDS(SM)

                  MONEY MARKET FUND              MONEY MARKET
                                                 MILEAGE FUND
                   MUNICIPAL MONEY
                     MARKET FUND

                U.S. GOVERNMENT MONEY
                     MARKET FUND



                              Available through
                         [JACK WHITE & COMPANY LOGO]
                               1-888-414-2500
                           ----------------------

The AMERICAN AADVANTAGE MONEY MARKET FUNDSM ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUNDSM ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUNDSM("U.S. Government Money Market Fund" formerly, the American AAdvantage U.S. Treasury Money Market Fund) (collectively, "AAdvantage Funds") and the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUNDSM ("Mileage Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00. The Money Market Fund and the Mileage Fund seek their investment objective by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Fund seeks its investment objective by investing all of its investable assets in the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio" formerly, the U.S. Treasury Money Market Portfolio), (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.

    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." An AAdvantage Fund or the Mileage Fund may withdraw its investment in a corresponding Portfolio at any time if the applicable Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

    TABLE OF FEES AND EXPENSES...   3
    FINANCIAL HIGHLIGHTS.........   4
    INTRODUCTION.................   7
    INVESTMENT OBJECTIVES,
      POLICIES AND RISKS.........   8
    INVESTMENT RESTRICTIONS......  16
    YIELDS AND TOTAL RETURNS.....  17
    MANAGEMENT AND ADMINISTRATION
      OF THE TRUSTS..............  17
    AADVANTAGE(R) MILES..........  20
    HOW TO PURCHASE SHARES.......  21
    HOW TO REDEEM SHARES.........  22
    VALUATION OF SHARES..........  24
    DIVIDENDS AND TAX MATTERS....  24
    GENERAL INFORMATION..........  26
    SHAREHOLDER COMMUNICATIONS...  27

---------------

(1) "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                                      MUNICIPAL      U.S. GOVERNMENT       MONEY
                                        MONEY           MONEY             MONEY           MARKET
                                        MARKET         MARKET            MARKET           MILEAGE
                                         FUND           FUND              FUND             FUND
Management Fees                          0.15%          0.15%             0.15%            0.15%

12b-1 Fees                               0.25%          0.25%             0.25%            0.25%(1)

Other Expenses                           0.53%          0.65%             0.60%            0.69%
                                         ----           ----              ----             ----

Total Operating Expenses                 0.93%          1.05%             1.00%            1.09%
                                         ====           ====              ====             ====

(1) The Mileage Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles." The Manager anticipates waiving a portion of the 12b-1 Fees of the Mileage Fund.

    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                            1              3              5              10
                                                           YEAR          YEARS          YEARS          YEARS
Money Market Fund                                            9             30             51             114

Municipal Money Market Fund                                 11             33             58             128

U.S. Government Money Market Fund                           10             32             55             122

Money Market Mileage Fund                                   11             35             60             133

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trusts."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables for the AAdvantage Funds and the Mileage Fund have been derived from financial statements of the AAdvantage Trust and the Mileage Trust, respectively. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the AAdvantage Trust and the Mileage Trust incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         MONEY MARKET FUND
                                      ----------------------------------------------------------------------------------------
                                      PLATINUM
                                       CLASS                                   INSTITUTIONAL CLASS
                                      --------     ---------------------------------------------------------------------------
                                       PERIOD
                                       ENDED                                 YEAR ENDED OCTOBER 31,
                                      OCT. 31,     ---------------------------------------------------------------------------
                                      1996(1)         1996           1995       1994(2)        1993         1992        1991
                                      ----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                          ----          -----          -----        -----        -----        -----       ----
Net investment income                     0.05(3)        0.05(3)        0.06         0.04         0.03         0.04       0.07
Less dividends from net investment
 income                                  (0.05)         (0.05)         (0.06)       (0.04)       (0.03)       (0.04)     (0.07)
                                          ----          -----          -----        -----        -----        -----       ----
Net asset value, end of period        $   1.00     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                          ====          =====          =====        =====        =====        =====       ====
Total return (annualized)                 4.85%(4)       5.57%          5.96%        3.85%        3.31%        4.41%      7.18%
                                          ====          =====          =====        =====        =====        =====       ====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $119,981     $1,406,939     $1,206,041   $1,893,144   $2,882,947   $2,223,829   $715,280
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.94%(3)       0.24%(3)       0.23%        0.21%        0.23%        0.26%      0.24%
  Net investment income                   4.63%(3)       5.41%(3)       5.79%        3.63%        3.23%        4.06%      6.93%

                                                  MONEY MARKET FUND
                                      -----------------------------------------

                                                 INSTITUTIONAL CLASS
                                      -----------------------------------------
                                                                        PERIOD
                                          YEAR ENDED OCTOBER 31,        ENDED
                                      ------------------------------   OCT. 31,
                                        1990       1989       1988     1987(1)
                                      -----------------------------------------
Net asset value,
beginning of period                   $   1.00   $   1.00   $   1.00    $  1.00
                                          ----       ----       ----      -----
Net investment income                     0.08       0.09       0.08       0.01
Less dividends from net investment
 income                                  (0.08)     (0.09)     (0.08)     (0.01)
                                          ----       ----       ----      -----
Net asset value, end of period        $   1.00   $   1.00   $   1.00    $  1.00
                                          ====       ====       ====      =====
Total return (annualized)                 8.50%      9.45%      7.54%      6.70%
                                          ====       ====       ====      =====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $745,405   $385,916   $330,230    $71,660
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                                0.20%      0.22%      0.28%      0.48%
  Net investment income                   8.19%      9.11%      7.54%      6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(6) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            MUNICIPAL MONEY MARKET FUND                           U.S. GOVERNMENT MONEY MARKET FUND
                     ------------------------------------------   -----------------------------------------------------------------
                     PLATINUM                                     PLATINUM
                      CLASS            INSTITUTIONAL CLASS         CLASS
                     --------     -----------------------------   --------                INSTITUTIONAL CLASS
                      PERIOD          YEAR ENDED        PERIOD     PERIOD      -----------------------------------------    PERIOD
                      ENDED            OCT. 31,         ENDED      ENDED                YEAR ENDED OCTOBER 31,              ENDED
                     OCT. 31,     ------------------   OCT. 31,   OCT. 31,     -----------------------------------------   OCT. 31,
                     1996(1)       1996       1995     1994(1)    1996(1)       1996         1995     1994(2)     1993     1992(1)
                     ------------------------------------------   -----------------------------------------------------------------
Net asset value,
beginning of period  $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $   1.00   $  1.00   $   1.00    $  1.00
                      ------         ---       ----      -----       -----       -----        -----     -----      -----      -----
Net investment
income                  0.03(3)     0.04(3)    0.04       0.02        0.04(3)     0.05(3)      0.06      0.04       0.03       0.02
Less dividends from
net investment
income                 (0.03)      (0.04)     (0.04)     (0.02)      (0.04)      (0.05)       (0.06)    (0.04)     (0.03)     (0.02)
                      ------         ---       ----      -----       -----       -----        -----     -----      -----      -----
Net asset value, end
of period            $  1.00      $ 1.00     $ 1.00     $ 1.00     $  1.00     $  1.00     $   1.00   $  1.00   $   1.00    $  1.00
                      ======         ===       ====      =====       =====       =====        =====     =====      =====      =====
Total return
(annualized)            2.88%(4)    3.59%      3.75%      2.44%       4.58%(4)    5.29%        5.67%     3.70%      3.07%      3.61%
                      ======         ===       ====      =====       =====       =====        =====     =====      =====      =====
Ratios/supplemental
data:
 Net assets, end of
  period (in
  thousands)         $49,862      $    6     $    7     $9,736     $52,153     $25,595     $ 47,184   $67,607   $136,813    $91,453
 Ratios to average
  net assets
 (annualized)(5)(6):
  Expenses           0.97%(3)    0.27%(3)   0.35%      0.30%       1.00%(3)    0.32%(3)     0.32%     0.25%      0.23%      0.27%(7)
  Net investment
   income            2.72%(3)    3.49%(3)   3.70%      2.38%       4.35%(3)    5.16%(3)     5.49%     3.44%      2.96%      3.46%(7)

(1) The Municipal Money Market Fund commenced active operations on November 10, 1993. Prior to March 1, 1997 the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies. The American AAdvantage U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The Platinum Class commenced active operations on November 7, 1995.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(5) Operating results of the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets of the Institutional Class would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994; 0.55% and 3.50%, respectively, for the year ended October 31, 1995, and 0.33% and 3.43%, respectively for the year ended October 31, 1996. The ratio of expenses and net investment income to average net assets of the Platinum Class would have been 1.02% and 2.67%, respectively for the period ended October 31, 1996.

(6) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(7) Estimated based on expected annual expenses and actual average net assets.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       MONEY MARKET MILEAGE FUND
                                              --------------------------------------------
                                                 PLATINUM CLASS          MILEAGE CLASS
                                              --------------------    --------------------
                                                  PERIOD ENDED             YEAR ENDED
                                              OCTOBER 31, 1996(1)       OCTOBER 31, 1996
                                              --------------------    --------------------
Net asset value, beginning of period                $  1.00                 $   1.00
                                                    -------                 --------
Net investment income                                  0.03                     0.05
Less dividends from net investment income             (0.03)                  (0.05)
                                                    -------                 --------
Net asset value, end of period                      $  1.00                 $   1.00
                                                    =======                 ========
Total return (annualized)                              4.78%(2)                 5.12%
                                                    =======                 ========
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                                  $15,429                 $106,709
  Ratios to average net assets
    (annualized)(3)(4):
    Expenses                                           1.09%                    0.67%
    Net investment income                              4.48%                    5.02%

(1) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.

(2) Total return for the Platinum Class for the period ended October 31, 1996, reflects Mileage Class returns from November 1, 1995 through January 27, 1996 and returns of the Platinum Class through October 31 , 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(3) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.

(4) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively for the Platinum Class for the period ended October 31, 1996 and 0.78% and 4.91%, respectively for the Mileage Class for the year ended October 31, 1996.

PROSPECTUS

INTRODUCTION

The AAdvantage Trust and the Mileage Trust are open-end, diversified management investment companies, organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. The AAdvantage Funds are three of the several investment portfolios of the AAdvantage Trust and the Mileage Fund is a separate investment portfolio of the Mileage Trust. Each Fund has the same investment objective but may have different investment policies. Each Fund invests all of its investable assets in a corresponding Portfolio of the AMR Trust with an identical investment objective. Each AAdvantage Fund has multiple classes, including: the "Platinum Class," for customers of certain broker-dealers; the "Institutional Class," primarily for institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class," for all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. The Money Market Mileage Fund currently consists of two classes of shares: the "Platinum Class," as described above; and the "Mileage Class," which is available directly to individuals and certain grantor trusts. Qualified retirement plans are not eligible investors in the Money Market Mileage Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (888) 414-2500 or write to 9191 Towne Centre Drive, Second Floor, San Diego, CA 92122.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The Manager provides the Funds and their corresponding Portfolios with investment advisory and administrative services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

                                                                      PROSPECTUS

     Each shareholder in the Mileage Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.(2) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the applicable Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the applicable Board.

INVESTMENT OBJECTIVE OF THE FUNDS -- The investment objective of each of the Funds is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve this objective by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.

---------------

(2) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

PROSPECTUS

AMERICAN AADVANTAGE MONEY MARKET FUND AND AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Funds' corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set
                                                                      PROSPECTUS
forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the

PROSPECTUS
highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a when-issued and on a forward commitment basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result,
                                                                      PROSPECTUS
the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

PROSPECTUS

SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities,

                                                                      PROSPECTUS
thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

    The Manager expects, although it cannot guarantee, that the AAdvantage Trust and the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

PROSPECTUS

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the AAdvantage Trust, the Mileage Trust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

                                                                      PROSPECTUS

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and its respective Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of its respective Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

PROSPECTUS

YIELDS AND TOTAL RETURNS

From time to time each class of the Funds may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS

FUND MANAGEMENT AGREEMENT -- The AAdvantage Trust's Board and the Mileage Trust's Board have general supervisory responsibility over their respective Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the AAdvantage Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on December 17, 1996, together with the Administrative Services Agreement described below. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Mileage Trust pursuant to a Management Agreement, dated October 1, 1995 as amended December 17, 1996. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, as amended December 17, 1996, which obligates the Manager to provide or oversee all administrative, investment
                                                                      PROSPECTUS
advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion, including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds or the American AAdvantage Mileage Funds.

  The Manager provides the AAdvantage Trust, the Mileage Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by a securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio.

  The Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the AAdvantage Trust or the Mileage Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears.

  Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund

PROSPECTUS
shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the AAdvantage Trust, the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The AAdvantage Trust and the Mileage Trust are each responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the AAdvantage Trust or the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into separate Administrative Services Plans with the AAdvantage Trust and the Mileage Trust which obligate the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the AAdvantage Funds and the Mileage Fund, respectively. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The AAdvantage Trust and the Mileage Trust have each adopted a Platinum Class distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the applicable Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the applicable Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plans may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plans provide that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable Board) for distribution-related services. The fee will be payable quarterly in arrears

                                                                      PROSPECTUS
without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plans. The Plans authorize AMR, or any other entity approved by the applicable Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Mileage Fund's Plan authorizes expenses incurred in connection with participation in the AAdvantage program.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the applicable Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the AAdvantage Trust and the Mileage Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Mileage Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was

PROSPECTUS
maintained in the Mileage Fund. These miles appear on subsequent AAdvantage program statements.

     In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of the Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund, and the Mileage Fund until 3:00 p.m. Eastern time Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares are offered and orders are accepted for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time on each Business Day and for the Municipal Money Market Fund until 12:00 p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The AAdvantage Trust and the Mileage Trust reserve the right to reject
                                                                      PROSPECTUS
any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Free credit balances arising in the Ultimate Market Account from check deposits, dividend payments, interest payments and other credits will be swept into the selected Fund on the business day after posting. Free credit balances arising from the sale of securities will be swept into a Fund on the business day following settlement. Amounts swept into a Fund start earning dividends on the business day on which they are swept into a Fund.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the

PROSPECTUS
applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    Automatic redemption has been instituted for participants invested in the Funds. A sufficient number of shares will be redeemed on settlement date to pay for all securities transactions. If a shareholder intends to send funds to settle securities transactions, the funds must be received on the business day before the settlement date to prevent an automatic redemption. Shares also may be redeemed to meet any debits in the Ultimate Market Account arising from MasterCard and checking transactions and will be paid from the shareholder's account on the day transactions are posted.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.

    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
                                                                      PROSPECTUS

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of Platinum Class Shares of the Funds will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider
PROSPECTUS
whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

                                                                      PROSPECTUS

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The Mileage Fund's notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Fund. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the AAdvantage Trust or the Mileage Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION

The AAdvantage Trust currently is comprised of nine separate investment portfolios and the Mileage Trust currently is comprised of seven separate investment portfolios. Each AAdvantage Fund included in this Prospectus is comprised of three classes of shares. The Mileage Fund is comprised of two classes of shares. Shares of each AAdvantage Fund and each Mileage Fund can be issued in an unlimited number. Each AAdvantage Fund and Mileage Fund share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the AAdvantage Trust and the Mileage Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased

PROSPECTUS
expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As Massachusetts business trusts, the AAdvantage Trust and the Mileage Trust are not obligated to conduct annual shareholder meetings. However, the Trusts will hold special shareholder meetings whenever required to do so under the federal securities laws or their Declarations of Trust or By-Laws. Trustees of either Trust can be removed by a shareholder vote at special shareholder meetings.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark and American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class, American AAdvantage Money Market Fund and PlanAhead Class are registered service marks and Platinum Class, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.
                                                                      PROSPECTUS

                             [AMR AADV FUNDS LOGO]

                            - PLATINUM CLASS(SM) -


                        [AMR AADV MILEAGE FUNDS LOGO]

                            - PLATINUM CLASS(SM) -

                               Available through
                             Jack White & Company's

                         [ULTIMATE MARKET ACCOUNT LOGO]

                            9191 Towne Centre Drive
                                  Second Floor
                              San Diego, CA 92122

                                 1-888-414-2500

                      STATEMENT OF ADDITIONAL INFORMATION

                     AMERICAN AADVANTAGE MILEAGE FUNDS(SM)

                                 MARCH 1, 1997

      American AAdvantage Mileage Funds (the "Mileage Trust") is an open-end, diversified management investment company composed of the American AAdvantage Balanced Mileage Fund(sm) (the "Balanced Fund"), American AAdvantage Growth and Income Mileage Fund(sm) (the "Growth and Income Fund"), American AAdvantage International Equity Mileage Fund(sm) (the "International Equity Fund"), American AAdvantage Limited-Term Income Mileage Fund(sm) (the "Limited-Term Income Fund"), American AAdvantage Money Market Mileage Fund(sm) (the "Money Market Fund"), American AAdvantage Municipal Money Market Mileage Fund(sm) (the "Municipal Money Market Fund"), and American AAdvantage U.S. Government Money Market Mileage Fund(sm) (the "U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market Mileage Fund) (individually, a "Fund" and, collectively, the "Funds"). All Funds consist of one class of shares, except for the Money Market Fund, which consists of two classes of shares. With respect to the Money Market Fund, this Statement of Additional Information ("SAI") relates only to the Mileage Class.

      Each Fund will seek its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

      This SAI should be read in conjunction with the Prospectus for the Mileage Trust dated March 1, 1997 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 388-3344.

      This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Mileage Trust's Board of Trustees ("Mileage Trust Board").

      In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the Mileage Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

      4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

      5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      6. Issue senior securities, except that the Portfolio may engage in when-issued and forward commitment transactions and the International Equity Portfolio may engage in currency futures and forward currency contracts.

      7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.


      The following non-fundamental investment restriction applies to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.


      All Portfolios may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

      In addition, no Portfolio may invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that no such Portfolio shall invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges.


          TRUSTEES AND OFFICERS OF THE MILEAGE TRUST AND THE AMR TRUST

      The Mileage Trust Board provides broad supervision over the Mileage Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Mileage Trust's assets, and the Mileage Trust's officers are responsible for the Mileage Trust's operations. The Trustees and officers of the Mileage Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------            ----------------------------------------
 William F. Quinn* (49)              Trustee and President    President, AMR Investment Services, Inc. (1986-Present);
                                                              Chairman, American Airlines Employees Federal Credit
                                                              Union (1989-Present); Trustee, American Performance
                                                              Funds (1990-July 1994); Director, Crescent Real Estate
                                                              Equities, Inc. (1994 - Present); Trustee, American
                                                              AAdvantage Funds (1987 - Present).

 Alan D. Feld(59)                    Trustee                  Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (1960-
 1700 Pacific Avenue Suite 4100                               Present)#; Director, Clear Channel Communications (1984-
 Dallas, Texas  75201                                         Present); Director, CenterPoint Properties, Inc. (1994-
                                                              Present); Trustee, American AAdvantage Funds (1996-
                                                              Present).


 Ben J. Fortson (64)                 Trustee                  President and CEO, Fortson Oil Company (1958-Present);
 301 Commerce Street Suite 3301                               Director, Kimbell Art Foundation (1964-Present);
 Fort Worth, Texas  76012                                     Director, Burnett Foundation (1987-Present); Honorary
                                                              Trustee, Texas Christian University (1986-Present);
                                                              Trustee, American AAdvantage Funds (1996-Present).




 John S. Justin (80)                 Trustee                  Chairman and Chief Executive Officer, Justin Industries,
 2821 West Seventh Street                                     Inc. (a diversified holding company) (1969-Present);
 Fort Worth, Texas  76107                                     Executive Board Member, Blue Cross/Blue Shield of Texas
                                                              (1985-Present); Board Member, Zale Lipshy Hospital
                                                              (1993-Present); Trustee, Texas Christian University
                                                              (1980-Present); Director and Executive Board Member,
                                                              Moncrief Radiation Center (1985-Present); Director,
                                                              Texas New Mexico Enterprises (1984-1993); Director,
                                                              Texas New Mexico Power Company (1979-1993); Trustee,
                                                              American AAdvantage Funds (1989-Present).

 Stephen D. O'Sullivan* (61)         Trustee                  Consultant (1994-Present); Vice President and Controller
                                                              (1985-1994), American Airlines, Inc.; Trustee, American
                                                              AAdvantage Funds (1987-Present).

 Roger T. Staubach (55)              Trustee                  Chairman of the Board and Chief Executive Officer (1982-
 6750 LBJ Freeway                                             present) and President (1983-1991) of The Staubach
 Dallas, Texas 75240                                          Company (a commercial real estate company); Director,
                                                              Halliburton Company (1991-present); Director, First USA,
                                                              Inc. (1993-present); Director, Brinker International
                                                              (1993-present); Director, Columbus Realty Trust (1994-
                                                              present); Member of the Advisory Board, The Salvation
                                                              Army;  Trustee, Institute for Aerobics Research; Member
                                                              of Executive Council, Daytop/Dallas; former quarterback
                                                              of the Dallas Cowboys professional football team;
                                                              Trustee, American AAdvantage Funds (1995-Present).


                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------            ----------------------------------------
 Kneeland Youngblood, M.D. (40)      Trustee                  Physician (1982-Present); President (1983-Present),
 2305 Cedar Springs Road                                      Youngblood Enterprises, Inc. (a health care investment
 Suite 401                                                    and management firm); Trustee, Teachers Retirement
 Dallas, Texas  75201                                         System of Texas (1993-Present); Director, United States
                                                              Enrichment Corporation (1993-Present), Director, Just
                                                              For the Kids (1995-Present); Member, Council on Foreign
                                                              Relations (1995-Present); Trustee, American AAdvantage
                                                              Funds (1996-Present).

 Nancy A. Eckl (34)                  Vice President           Vice President, AMR Investment Services, Inc. (1990-
                                                              Present).


 Michael W. Fields (43)              Vice President           Vice President, AMR Investment Services, Inc. (1988-
                                                              Present).

 Barry Y. Greenberg (33)             Vice President and       Director, Legal and Compliance, AMR Investment Services,
                                     Assistant Secretary      Inc. (1995-Present); Branch Chief (1992-June 1995) and
                                                              Staff Attorney (1988-1992), Securities and Exchange
                                                              Commission.

 Rebecca L. Harris (30)              Treasurer                Director of Finance (1995-Present), Controller (1991-
                                                              1995), AMR Investment Services, Inc.

 John B. Roberson (38)               Vice President           Vice President, AMR Investment Services, Inc. (1991-
                                                              Present).

 Thomas E. Jenkins, Jr. (30)         Assistant Secretary      Senior Compliance Analyst, AMR Investment Services, Inc.
                                                              (1996-Present); Staff Accountant (1994-1996) and Compliance
                                                              Examiner (1991-1994), Securities and Exchange Commission.

 Adriana R. Posada (42)              Assistant Secretary      Senior Compliance Analyst (1996-Present) and Compliance
                                                              Analyst (1993-Present), AMR Investment Services, Inc.;
                                                              Special Sales Representative, American Airlines, Inc.
                                                              (1991-1993).

 Janice B. Schwarz (37)              Assistant Secretary      Senior Business System Coordinator (1996-Present),
                                                              Senior Compliance Analyst (1990-1996), AMR Investment
                                                              Services, Inc.

 Clifford J. Alexander (53)          Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (44)                 Assistant Secretary      Partner, Kirkpatrick & Lockhart LLP (law firm)

# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager of AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Mileage Trust and the AMR Trust as defined by the 1940 Act.

    All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

    As compensation for their service to the Mileage Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Mileage Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 19961

------------------------------

Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during this period.
1



                                  Aggregate          Pension or Retirement                         Total Compensation
                                 Compensation         Benefits Accrued as     Estimated Annual       From American
                                   From the              Part of the            Benefits Upon       AAdvantage Fund
 Name of Trustee                    Trust               Trust's Expenses         Retirement             Complex
 ---------------                    -----               ----------------         ----------             -------
 William F. Quinn                   $0                         $0                    $0                    $0

 John S. Justin                    $373                        $0                    $0                  $1,492
 Stephen D. O'Sullivan             $458                        $0                    $0                  $1,832
 Roger T. Staubach               $2,832                        $0                    $0                 $11,330


           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

         As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Portfolios with advisory and asset allocation services. Management fees incurred by the Portfolios for the fiscal year ended October 31, 1996 were approximately $10,853,000 of which approximately $5,403,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $44,000 were waived by the Manager during the fiscal year ended October 31, 1996.


      In addition, pursuant to a Management Agreement, the Manager is paid a fee for providing administrative and management services (other than investment advisory services) to the Funds. Such fees for the fiscal year ended October 31, 1996 were approximately $95,944.

      Also as described more fully in the Prospectus, the Manager (or another entity approved by the Mileage Trust Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid by each Fund 0.25% per annum of the average daily net assets of each Fund for distribution-related services. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal year ended October 31, 1996 were approximately $188,590.


      Brokers Transaction Services, Inc. ("BTS") is the distributor of the Funds' shares, and receives an annualized fee of $50,000 from the Manager for distributing the shares of the Mileage Trust and the American AAdvantage Funds.

                          APPROACH TO STOCK SELECTION

      Investment advisers to the corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the investment advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.


                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


----------
Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during this period.

                         INVESTMENT ADVISORY AGREEMENTS

      Separate Investment Advisory Agreements between the investment advisers (except Brandywine Asset Management, Inc. and Rowe Price - Fleming International, Inc.) and the Balanced, the Growth and Income, the International Equity and the Limited-Term Income Funds and their corresponding Portfolios, as described in the Prospectus, were initially approved by the Mileage Trust Board, the AMR Trust Board and the initial shareholders of the Mileage Trust and the AMR Trust effective as of October 1, 1995. Additional Investment Advisory Agreements with Brandywine Asset Management, Inc. and Rowe Price - Fleming International, Inc. were approved by the shareholders of the Mileage Trust and interest holders of the AMR Trust effective May 1, 1996 and April 1, 1996, respectively. Each Fund Investment Advisory Agreement provides that to the extent a Fund invests all of its investable assets in its corresponding Portfolio, the adviser will not receive an advisory fee under that Agreement. Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved by the Mileage Trust Board, effective as of November 12, 1996.

      Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty
(30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.


                       PORTFOLIO SECURITIES TRANSACTIONS

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

      In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Mileage Trust (or American AAdvantage Funds') shares by such broker or the servicing of Mileage Trust (or American AAdvantage Funds') shareholders by such broker, and other information provided to the applicable Portfolio, to the Manager and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause a Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction that exceeds the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.

      For the fiscal year ended October 31, 1996, the following brokerage commissions were paid by the corresponding Portfolios.

      Portfolio                        1996
      ----------                       ----
      Balanced                         $503,947
      Growth and Income                $956,767
      International Equity             $544,844
      Limited-Term Income              $0
      Money Market Funds               $0

      The commissions were paid by the corresponding Portfolios of the AMR Trust, and shareholders of the Funds bear only their pro-rata portion.

      Following is the portfolio turnover rate for the corresponding Portfolios of the Funds for the fiscal year ended October 31, 1996.

      Portfolio                        1996
      ---------                        ----
      Balanced                          76%
      Growth and Income                 40%
      International Equity              19%
      Limited-Term Income              304%

      High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses. The high portfolio turnover rate for the Limited-Term Income Portfolio was due to the repositioning of the portfolio to a different internal benchmark.

      The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of a Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. During the fiscal year ended October 31, 1996, the Balanced Portfolio and the Growth and Income Portfolio paid $125 and $2,750, respectively, in brokerage commissions to Sutro & Company. The percentages of total commissions of the Balanced Portfolio and the Growth and Income Portfolio paid to Sutro & Company in 1996 were 0.02% and 0.29%, respectively. The transactions represented 0.03% of the Balanced Portfolio and 0.25% of the Growth and Income Portfolio's total dollar value of portfolio transactions for the fiscal year ended October 31, 1996. During the fiscal year ended October 31, 1996, the International Equity Portfolio paid $2,142, $1,002, $2,051 and $20,129, to Fleming Martin, Jardine Fleming, Ord Minnett and Robert Fleming & Co., respectively, affiliates of Rowe Price-Fleming International, Inc., an adviser to the International Equity Portfolio, and $3,892 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management also an investment adviser to the International Equity Portfolio. The percentage of total commissions paid to affiliated brokers of the International Equity Portfolio in 1996 was 2.68%. The transactions represented 2.2% of the International Equity Portfolio's total dollar value of portfolio transactions for the fiscal year ending October 31, 1996.

                                NET ASSET VALUE

      It is the policy of the Money Market Fund, the Municipal Money Market Fund and the U.S. Government Money Market Fund (collectively the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Funds' corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch Investors Service, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.


                                TAX INFORMATION

TAXATION OF THE FUNDS

      To qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including (in the case of the International Equity Fund) gains from futures or forward contracts ("Income Requirement");

      * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or (in the case of the International Equity Fund) foreign currencies (or futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

      * Diversify its investments in securities within certain statutory limits; and

      * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").

      The Funds have received a ruling from the Internal Revenue Service ("IRS") that each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

      See the next section for a discussion of the tax consequences to the Balanced, Growth and Income and International Equity Funds of investments in passive foreign investment companies ("PFICs") by the Balanced, Growth and Income and International Equity Portfolios (collectively the "Equity Portfolios") and, in the case of the International Equity Fund, of engaging in hedging transactions by the International Equity Portfolio.

TAXATION OF THE PORTFOLIOS

      The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      Because the ruling from the IRS provides, as noted above, that each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

      A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from a Fund's cash assets, if any, or the proceeds of redemption of a portion of a Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). A Portfolio might realize capital gains or losses from any such sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to a Fund, any such gains would reduce its corresponding Portfolio's ability to sell other securities (or, in the case of the International Equity Fund, certain futures or forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

      If an Equity Portfolio acquires stock in a foreign corporation that is a PFIC and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Equity Portfolios currently do not intend to acquire securities that are considered PFICs.

      Hedging strategies, such as entering into forward contracts and selling and purchasing futures contracts, involve complex rules that will determine for federal income tax purposes the character and timing of recognition of gains and losses the International Equity Portfolio realizes in connection therewith. The International Equity Fund's share of its Portfolio's (1) income from foreign currencies (except certain gains that may be excluded by future regulations) and (2) income from transactions in futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will qualify as allowable income for the Fund under the Income Requirement. Income from the International Equity Portfolio's disposition of foreign currencies, and futures and forward contracts on foreign currencies, that are not directly related to its principal business of investing in securities also will be subject to the Short-Short Limitation for the International Equity Fund if they are held for less than three months.

      For purposes of determining whether the International Equity Fund satisfies the Short-Short Limitation, if the International Equity Portfolio satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in gross income for purposes of that limitation.

      Dividends and interest received by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

TAXATION OF THE FUNDS' SHAREHOLDERS

      Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Municipal Money Market Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income.
The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

      Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Money Market

Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If more than 50% of the value of the International Equity Fund's total assets (including its share of the International Equity Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable the Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income (including its share of its Portfolio's income) from foreign and U.S. possessions sources and, if the election is made, its share of the taxes paid by the Portfolio to foreign countries and U.S. possessions.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

      The Funds commenced operations on November 1, 1995, and thus have limited past performance. For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, for periods prior to November 1, 1995, the Funds have adopted the performance of the Mileage Class of the American AAdvantage Funds, an open-end management investment company with nine series, seven of which each have an identical investment objective to one of the Funds and its corresponding Portfolio. The Manager and the investment advisers described in the Prospectus also provide investment management services to the American AAdvantage Funds. Like the Funds, each series of the American AAdvantage Funds invests all of its investable assets in a corresponding Portfolio of the AMR Trust. Performance of the Funds will be different than that of the American AAdvantage Funds due to the different expense structures between the Funds and the American AAdvantage Funds.

      A quotation of yield on shares of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Money Market Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Money Market Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund (or to a particular class of the Money Market Fund). In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)365/7 ] - 1

         The current and effective yields for the Funds are as follows:


                                                                                                      Effective yield
                                                 Current daily         Current yield for the         for the seven-day
           American AAdvantage                     yield as            seven-day period ended         period ended
              Mileage Funds:                  of October 31, 1996         October 31, 1996           October 31, 1996
              --------------                  -------------------         ----------------           ----------------
   Money Market Fund                                 5.01%                      5.00%                     5.12%
   Municipal Money Market Fund                       3.09%                      3.09%                     3.14%
   U.S. Treasury Money Market Fund                   5.04%                      4.74%                     4.85%

    The Municipal Money Market Fund may also advertise a tax-equivalent current and effective yield. The tax-equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD

      Based on these formulas, the current and effective tax-equivalent yields for the Municipal Money Market Fund for the seven day period ending October 31, 1996 were 5.12% and 5.20%, respectively (based upon a 39.6% personal tax rate).

      The advertised yields for the Variable NAV Funds (as defined in the prospectus) are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the Fund in proportion to the 30-day (or one month) period and the weighted average size of an account in that Fund by the maximum offering price per share of the Fund on the last day of the period, according to the following formula:

                            YIELD = 2{(a-b +1)6 - 1}
                                       ---
                                        cd

where, with respect to a particular Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the Fund; "c" is the average daily number of Fund shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per Fund share on the last day of the period. Based on this formula, the estimated 30-day yield for the period ended October 31, 1996 for the Limited-Term Income Fund was 6.15%.

      The Limited-Term Income Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the Fund based solely on the dividend payout to that Fund if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

                    MONTHLY DISTRIBUTION RATE = A/P*(365/n)

where, with respect to the Fund, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "n" is the number of days in the month. Based on this formula, the monthly distribution rate for the Limited-Term Income Fund for the month of October 1996 was 6.48%. The "monthly distribution rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

      The advertised total return for a Fund would be calculated by equating an initial amount invested in a Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)n= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

      Based on this formula, annualized total returns were as follows for the periods and the Funds indicated:

                                                                                                            For the period
                                                                                                          from commencement of
                                                     For the one-year           For the five-year          active operations
                                                       period ended               period ended                  through
                                                   October 31, 1996(1)       October 31, 1996(1)(2)      October 31. 1996(1)(3)
                                                   -------------------       ----------------------      ----------------------
       Balanced Fund                                      15.97%                     12.31%                      10.60%
       Growth and Income Fund                             22.77%                     15.30%                      12.12%
       International Equity Fund                          16.58%                     10.89%                      10.66%
       Limited-Term Income Fund                            4.55%                      5.56%                       6.88%
       Money Market Fund-Mileage Class                     5.12%                      4.29%                       6.01%
       Municipal Money Market Fund                         3.19%                       N/A                        2.92%
       U.S. Government Money Market Fund(4)                4.98%                       N/A                        4.11%

(1) The Institutional Class is the initial class for each American AAdvantage Fund. Performance represents the total returns achieved by the Institutional Class of the American AAdvantage Funds from the inception date of each Fund up to the inception date of the Mileage Class of each American AAdvantage Fund, returns of the Mileage Class of each American AAdvantage Fund since the inception of the Class and returns of the Funds since their November 1, 1995 inception. Expenses of the Funds are different from those of the Mileage and Institutional Classes of each American AAdvantage Fund and therefore total returns for the Funds would vary from the returns shown had they been in operation since inception of the American AAdvantage Funds.

(2) The American AAdvantage International Equity Fund, Municipal Money Market Fund and U.S. Government Money Market Fund had not commenced active operations as of March 1, 1991.

(3) The Institutional Class of the American AAdvantage Balanced Fund and Growth and Income Fund commenced active operations on July 17, 1987; the Money Market Fund on September 1, 1987; the Limited-Term Income Fund on December 3, 1987; the International Equity Fund on August 7, 1991; the U.S. Government Money Market Fund on March 2, 1992 and the Municipal Money Market Fund on November 10, 1993. The Mileage Class of the American AAdvantage Money Market Fund commenced active operations on November 1, 1991, the U.S. Government Money Market Fund on November 1, 1993, the Municipal Money Market Fund on November 10, 1993, and the Balanced Fund, Growth and Income Fund, International Equity Fund and Limited-Term Income Fund on August 1, 1994. The inception date of the Funds is November 1, 1995.

(4) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment restrictions.

      Each class of a Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a class of a Fund and assume reinvestment of dividends and distributions.

      Each Fund may give total returns from inception using the date when the current managers began active management as the inception date. However, returns using the actual inception date of the Fund will also be provided.

      In reports or other communications to shareholders or in advertising material, each Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments, such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

      From time to time, the Manager may use contests as a means of promoting the American AAdvantage Mileage Funds. Prizes may include free air travel and/or hotel accommodations. Listing for certain of the Funds may be found in newspapers under the heading "Amer AAdvant".

      Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of returns over time is a measure of volatility.
It indicates the spread of returns about their central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.


                        DESCRIPTION OF THE MILEAGE TRUST

      The Mileage Trust, organized on February 22, 1995, (originally named American AAdvantage Funds II) is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Mileage Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Mileage Trust and provides for indemnification and reimbursement of expenses out of Mileage Trust property for any shareholder held personally liable for the obligations of the Mileage Trust. The Declaration of Trust also provides that the Mileage Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Mileage Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Mileage Trust itself was unable to meet its obligations. The Mileage Trust has not engaged in any other business.

      The corresponding Portfolios of the Balanced, the Growth and Income and the International Equity Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.


                      CONTROL PERSONS AND 5% SHAREHOLDERS

      The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997 The effect of their control is:

American AAdvantage Limited-Term Income Mileage Fund
Bonnie Stern                                                           %
760 Park Ave.
New York, NY 10021-4152

American AAdvantage Municipal Money Market Mileage Fund
Eric & Catherine Kobren
21A Farm St.
Dover, MA 02030-2303

      In addition, the following persons own 5% or more of the outstanding shares of a Fund or Class as of January 31, 1996:

American AAdvantage Balanced Mileage Fund
Maurice T. & Winifred A. Downing                                      5%
11 Beacon St.
Dumont, N.J. 07628-1201

Americn AAdvantage International Equity Mileage Fund
Ronald P. Soltman & Judith M. Cram                                   13%
6409 Westbourne Dr.
Brentwood, TN 37027-4804

American AAdvantage Limited-Term Income Mileage Fund
Robert W. & Martha H. Baker                                          13%
17 Ashton Ct.
Dallas, TX 75230-1977

Christopher & Linda C. Cavallaro                                     10%
60 Gerard Ave.
New Hyde Park, NJ 11040-1910

American AAdvantage Municipal Money Market Mileage Fund
Eric & Catherine Kobren                                              22%
21A Farm St.
Dover, MA 02030-2303

Kimberly B., Gale B., & Howard A. Randall                            10%
1140 Parkinson Ave.
Palo Alto, CA 94301-3448

Harry V. Whitehill                                                    7%
1533 N. Lee Trevino, Suite 210
El Paso, TX 79936-5161

American AAdvantage U.S. Government Money Market Mileage Fund
OSO Local Tract D Trust                                              11%
P.O. Box 98
Santa Fe, NM

Arvind Kumra & Lynne Kumra                                            9%
5088 Granada Ct.
Alta Loma, CA 91737-2467

Seymour, Elaine & Larry Licht & Alysia Krueger                        6%
P.O. Box 4383
Scottsdale, AZ 85261-4383

                               OTHER INFORMATION

      American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The corresponding Portfolio of the International Equity Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges -- for example, the Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, the Portfolio may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

      In addition, the Portfolio may use forward contracts to shift the Portfolio's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Portfolio owns securities denominated in a foreign currency and the Investment Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations.

      The cost to the Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Current Securities and Exchange Commission Policy requires that cash or high grade liquid debt securities be set aside in a sufficient amount to cover any cross hedging or other currency exchange contract that is deemed to be speculative. These assets will be maintained in a segregated account and marked to market daily.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Only currency futures will be permitted in the corresponding Portfolio of the International Equity Fund. Futures contracts will be traded for the same purposes as entering into forward contracts

      The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC"), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

      Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high grade liquid debt securities.

      Risk of Futures Contracts-The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements,





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investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the investment adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although an investment adviser believes that use of such contracts will benefit a particular Portfolio, if that investment adviser's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.





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      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the





                                       18
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market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

      Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      IBCA's four highest long term obligation ratings are AAA, AA, A and BBB. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk. Obligations rated BBB have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.





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      Short-term obligations (or issuers thereof) rated A-1 by Standard &
Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions





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during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

      U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

      The Mileage Trust's Annual Report to Shareholders for the period ended October 31, 1996 is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.


                               TABLE OF CONTENTS

Investment Restrictions . . . . . . . . . . . . . . . . . . . . .   1


Trustees and Officers of the Mileage Trust and the AMR Trust  . .   2


Management, Administrative Services and Distribution Fees . . . .   5


Approach to Stock Selection . . . . . . . . . . . . . . . . . . .   7


Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . .   6


Investment Advisory Agreements  . . . . . . . . . . . . . . . . .   6


Portfolio Securities Transactions . . . . . . . . . . . . . . . .   7


Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . .   8


Tax Information . . . . . . . . . . . . . . . . . . . . . . . . .   9


Yield and Total Return Quotations . . . . . . . . . . . . . . . .  11


Description of the Mileage Trust  . . . . . . . . . . . . . . . .  14


Control Persons and 5% Shareholders . . . . . . . . . . . . . . .  14


Other Information . . . . . . . . . . . . . . . . . . . . . . . .  15


Financial Statements  . . . . . . . . . . . . . . . . . . . . . .  25

                      STATEMENT OF ADDITIONAL INFORMATION

                           AMERICAN AADVANTAGE FUNDS
                       AMERICAN AADVANTAGE MILEAGE FUNDS

                            -- PLATINUM CLASS(sm) --

                                 MARCH 1, 1997

      The American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S. Government Money Market Fund(sm) (the "U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market Fund) are three separate investment portfolios of the American AAdvantage Funds (the "AAdvantage Trust"). The American AAdvantage Money Market Mileage Fund (the "Mileage Fund") is a separate investment portfolio of the American AAdvantage Mileage Funds (the "Mileage Trust") (individually, a "Fund" and, collectively, the "Funds"). The AAdvantage Trust and the Mileage Trust (collectively the "Trusts") are open-end, diversified management investment companies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information ("SAI") relates only to the Platinum Class of the Funds.

      Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

      This SAI should be read in conjunction with the Platinum Class prospectus dated March 1, 1997 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 388-3344.

      This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

      Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the AAdvantage Trust's Board of Trustees ("AAdvantage Board") and the Mileage Trust's Board of Trustees ("Mileage Trust Board"), as applicable.

      In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the AAdvantage Board and the Mileage Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

      3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

      4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

      5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      6. Issue senior securities except that the Portfolio may engage in when-issued and forward commitment transactions.

      7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

      The following non-fundamental investment restriction applies to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.



         All Portfolios may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

             TRUSTEES AND OFFICERS OF THE TRUSTS AND THE AMR TRUST

      The AAdvantage Board, the Mileage Trust Board and the AMR Trust Board provide broad supervision over each Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management and the administration of each Trust's assets, and each Trust's officers are responsible for the respective Trust's operations. The Trustees and officers of the Trusts and the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                   POSITION WITH
NAME, AGE AND ADDRESS               EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------              -------------        ----------------------------------------
William F. Quinn* (49)             Trustee and          President, AMR Investment Services, Inc. (1986-
                                   President            Present); Chairman, American Airlines Employees
                                                        Federal Credit Union (October 1989-Present);
                                                        Trustee, American Performance Funds (1990-1994);
                                                        Director, Crescent Real Estate Equities, Inc. (1994
                                                        - Present); Trustee, American AAdvantage Funds
                                                        (1987-Present); Trustee, American AAdvantage Mileage
                                                        Funds (1995-Present).

Alan D. Feld (59)                  Trustee              Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue                                     (1960-Present)#; Director, Clear Channel
Suite 4100                                              Communications (1984-Present); Director, CenterPoint
Dallas, Texas  75201                                    Properties, Inc. (1994-Present); Trustee, American
                                                        AAdvantage Funds (1993-Present); Trustee, American
                                                        AAdvantage Funds(1996- Present); Trustee American
                                                        AAdvantage Mileage Funds (1996-Present).


 Ben J. Fortson (64)                 Trustee            President and CEO, Fortson Oil Company (1958-
 301 Commerce Street                                    Present); Director, Kimbell Art Foundation (1964-
 Suite 3301                                             Present); Director, Burnett Foundation (1987-
 Fort Worth, Texas  76102                               Present); Honorary Trustee, Texas Christian
                                                        University (1986-Present); Trustee, American
                                                        AAdvantage Funds (1996-Present); Trustee, American
                                                        AAdvantage Mileage Funds (1996-Present).

 John S. Justin (80)                 Trustee            Chairman and Chief Executive Officer, Justin
 2821 West Seventh Street                               Industries, Inc. (a diversified holding company)
 Fort Worth, Texas  76107                               (1969-Present); Executive Board Member, Blue
                                                        Cross/Blue Shield of Texas (1985-Present); Board
                                                        Member, Zale Lipshy Hospital (June 1993-Present);
                                                        Trustee, Texas Christian University (1980-
                                                        Present); Director and Executive Board Member,
                                                        Moncrief Radiation Center (1985-Present);
                                                        Director, Texas New Mexico Enterprises (1984-
                                                        1993); Director, Texas New Mexico Power Company
                                                        (1979-1993); Trustee, American AAdvantage Funds
                                                        (1989-Present); Trustee, American AAdvantage
                                                        Mileage Funds (1995-Present).

 Stephen D. O'Sullivan* (61)         Trustee            Consultant (1994-Present); Vice President and
                                                        Controller (1985-1994), American Airlines, Inc.;
                                                        Trustee, American AAdvantage Funds (1987-Present);
                                                        Trustee, American AAdvantage Mileage Funds (1995-
                                                        Present).

                                   POSITION WITH
NAME, AGE AND ADDRESS               EACH TRUST            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------              -------------          ----------------------------------------
 Roger T. Staubach (55)              Trustee              Chairman of the Board and Chief Executive Officer
 6750 LBJ Freeway                                         (1982-present) and President (1983-1991) of The
 Dallas, TX  75240                                        Staubach Company (a commercial real estate
                                                          company); Director, Halliburton Company (1991-
                                                          present); Director, First USA, Inc. (1993-
                                                          present); Director, Brinker International (1993-
                                                          present); Director, Columbus Realty Trust (1994-
                                                          present); Member of the Advisory Board, The
                                                          Salvation Army; Trustee, Institute for Aerobics
                                                          Research; Member of Executive Council,
                                                          Daytop/Dallas; former quarterback of the Dallas
                                                          Cowboys professional football team; Trustee,
                                                          American AAdvantage Funds (1995-Present); Trustee,
                                                          American AAdvantage Mileage Funds (1995-Present).

 Kneeland Youngblood, M.D. (40)      Trustee              Physician (1982-Present); President (1983-
 2305 Cedar Springs Road                                  Present), Youngblood Enterprises, Inc. (a health
 Suite 401                                                care investment and management firm); Trustee,
 Dallas, Texas  75201                                     Teachers Retirement System of Texas (1993-
                                                          Present); Director, United States Enrichment
                                                          Corporation (1993-Present), Director, Just For the
                                                          Kids (1995-Present); Member, Council on Foreign
                                                          Relations (1995-Present; Trustee, American
                                                          AAdvantage Funds (1996-Present); Trustee, American
                                                          AAdvantage Mileage Funds (1996-Present).

 Nancy A. Eckl (34)                  Vice President       Vice President, AMR Investment Services, Inc.
                                                          (December 1990-Present).

 Michael W. Fields (43)              Vice President       Vice President, AMR Investment Services, Inc.
                                                          (August 1988-Present).

 Barry Y. Greenberg (33)             Vice President and   Director, Legal and Compliance, AMR Investment
                                     Assistant            Services, Inc. (1995-Present); Branch Chief (1992-
                                     Secretary            1995) and Staff Attorney (1988-1992), Securities
                                                          and Exchange Commission.

 Rebecca L. Harris (30)              Treasurer            Director of Finance (1995-Present), Controller
                                                          (1991-1995), AMR Investment Services, Inc.


 John B. Roberson (38)               Vice President       Vice President, AMR Investments Services, Inc.
                                                          (1991-Present).

 Janice B. Schwarz (37)              Assistant            Senior Business Systems Coordinator, (1996-
                                     Secretary            Present), Senior Compliance Analyst (1990-1996),
                                                          AMR Investment Services, Inc.

 Clifford J. Alexander (53)          Secretary            Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (44)                 Assistant            Partner, Kirkpatrick & Lockhart LLP (law firm)
                                     Secretary

# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American

   Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of each Trust and the AMR Trust as defined by the 1940 Act.

   All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

   As compensation for their service to the Trusts and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts and the AMR Trust do not pay for these travel arrangements. However, the Trusts and the AMR Trust compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, whom as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.1

                                                                   Pension or
                                                                   Retirement
                               Aggregate         Aggregate          Benefits        Estimated
                              Compensation      Compensation       Accrued as        Annual            Total
                                From the          From the        Part of the       Benefits       Compensation
                               AAdvantage         Mileage           Trusts'           Upon        From AAdvantage
 Name of Trustee                 Trust             Trust            Expenses       Retirement      Funds Complex
 ---------------                 -----             -----            --------       ----------      -------------
 William F. Quinn                  $0                                  $0              $0               $0
 John S. Justin                    $                                   $0              $0             $14,475
 Stephen D. O'Sullivan             $                                   $0              $0             $ 1,832
 Roger T. Staubach                 $                                   $0              $0             $11,330

           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

      As described more fully in the Prospectus, the Manager is paid a management fee as compensation for its administrative services, for paying investment advisory fees and for providing the Portfolios with advisory and asset allocation services. Management fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; and 1996, $10,403,000 of which approximately $5,161,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000, $29,000 and $44,000 were waived by the Manager during the fiscal years ended October 31, 1994, 1995 and 1996, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.


      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $1,473,000; 1995, $2,731,000; and 1996, $2,893,400.
Administrative service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.


      Brokers Transaction Services, Inc. ("BTS"), is the distributor of the Funds' shares. BTS receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trusts. Prior to September 1, 1995, the AAdvantage Trust was self-distributed.

__________________________________

1 Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during the period.

                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                                NET ASSET VALUE

      It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund's corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds' corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch Investors Service, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.


                                TAX INFORMATION

TAXATION OF THE FUNDS

      To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income;

      * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

      * Diversify its investments in securities within certain statutory limits; and

      * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement").

      Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

      See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

TAXATION OF THE PORTFOLIOS

      The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

      The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS

      Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Municipal Money Market Fund will qualify as exempt- interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. The Municipal Money Market Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Municipal Money Market Fund's net tax-exempt income. The shareholders' treatment of dividends from the Municipal Money Market Fund under local and state income tax laws may differ from the treatment thereof under the Code.

      Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to

"substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Money Market Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

      The Platinum Class of the AAdvantage Trust commenced operations on November 7, 1995 and the Platinum Class of the Mileage Trust commenced operations on January 29, 1996. For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Funds in the AAdvantage Trust have adopted the performance of the Institutional Class of the Funds in the AAdvantage Trust for periods prior to the inception date. The Mileage Fund has adopted the performance of the American AAdvantage Money Market Mileage Fund - Mileage Class for periods prior to its inception date. The performance results for the Platinum Class will be lower, because the figures for the other classes (except for the Mileage Fund) do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.

      A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)365/7 ] - 1

      The current and effective yields for the Funds are as follows:

                                        Current daily      Current yield for    Effective yield for
                                         yield as of        the seven-day          the seven-day
                                         October 31,         period ended           period ended
                                            1996           October 31, 1996       October 31, 1996
                                            ----           ----------------       ----------------
Platinum Class
   Money Market Fund                       4.73%                4.73%                  4.84%
   Municipal Money Market Fund             2.75%                2.75%                  2.79%
   U.S. Government Money Market Fund       4.63%                4.33%                  4.42%
   Mileage Fund                            4.59%                4.58%                  4.68%



      The Municipal Money Market Fund may also advertise a tax-equivalent current and effective yield. The tax- equivalent yields are calculated as follows:

     CURRENT YIELD/(1 - APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

   EFFECTIVE YIELD/(1 - APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD

      Based on these formulas, the current and effective tax-equivalent yields for the Municipal Money Market Fund for the seven day period ending October 31, 1996 were 4.55% and 4.62%, respectively (based upon a 39.6% personal tax rate).


      The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)n= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

      Based on this formula, annualized total returns were as follows for the periods indicated:


                                                                                      For the period from
                                           For the one-year     For the five-year       commencement of
                                             period ended          period ended       operations through
                                              October 31,          October 31,            October 31,
                                                1996(1)             1996(1)(2)              1996(1)
                                                -------             ----------              -------
Platinum Class
--------------
      Money Market Fund                          4.85%                4.47%                  6.11%
      Municipal Money Market Fund                2.88%                  N/A                  3.03%
      U. S. Government Money Mkt. Fund(3)        4.58%                  N/A                  4.16%
      Mileage Fund                               4.78%                4.23%                  5.97%

(1) Performance of the Funds of the AAdvantage Trust represents total returns achieved by the Institutional Class from the inception date of each Fund up to the inception date of the Platinum Class on 11/7/95. Performance of the Mileage Fund represents total return of the Money Market Fund-Institutional Class (9/1/87-10/31/91); the Money Market Fund- Mileage Class (11/1/91-10/31/95); the Money Market Mileage Fund-Mileage Class (11/1/95-1/28/96) and the Money Market Mileage Fund-Platinum Class since its 1/29/96 inception. Total returns have not been adjusted for any difference between the fees and expenses of each Fund and the historical fees and expenses of the predecessor Funds. Inception dates are: Money Market Fund-Institutional Class, 9/1/87; Municipal Money Market Fund-Institutional Class, 11/10/93; U.S. Government Money Market Fund-Institutional Class, 3/1/92.

(2) The Municipal Money Market Fund and the U.S. Government Money Market Fund had not commenced active operations as of 11/1/91.

(3) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment policies.

     Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

      In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

      From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds and the American AAdvantage Mileage Funds.
Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading Amer AAdvant.

      Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of performance over time is a measure of volatility. It indicates the spread of performance as compared to the Fund's central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.


                            DESCRIPTION OF THE TRUST

      The AAdvantage Trust organized on January 16, 1987 and the Mileage Trust, organized on February 22, 1995, (originally named American AAdvantage Funds II) are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business. The Platinum Class was created as an investment vehicle for cash balances of customers of certain broker-dealers.


                      CONTROL PERSONS AND 5% SHAREHOLDERS

      The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:

American AAdvantage Money Market Fund                           Total Fund




American AAdvantage Municipal Money Market Fund

American AAdvantage U.S. Government Money Market Fund




American AAdvantage Money Market Mileage Fund



                               OTHER INFORMATION

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are backed by pools of mortgage loans.

      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

      Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

      Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      IBCA's two highest long term obligation ratings are AAA and AA. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded
as having the strongest degree of assurance for timely payment.   Obligations
rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

      U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

      The American AAdvantage Money Market Funds' and the American AAdvantage Mileage Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1996, as audited by Ernst & Young, LLP, are supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


Trustees and Officers of the Trust and the AMR Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6


Management, Administrative Services and Distribution Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


Redemptions in Kind   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


Net Asset Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


Tax Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16


Description of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


Control Persons and 5% Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24


Other Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28


Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43





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